                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ X ] Preliminary Proxy Statement
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

   NEW ENGLAND FUNDS TRUST I, NEW ENGLAND FUNDS TRUST II, NEW ENGLAND CASH
        MANAGEMENT TRUST and NEW ENGLAND TAX EXEMPT MONEY MARKET TRUST
--------------------------------------------------------------------------------
             (Name of Each Registrant as Specified In Its Charter)

   NEW ENGLAND FUNDS TRUST I, NEW ENGLAND FUNDS TRUST II, NEW ENGLAND CASH
        MANAGEMENT TRUST and NEW ENGLAND TAX EXEMPT MONEY MARKET TRUST
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[ X ] $500: $125 for each Registrant per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[   ]  $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

--------------------------------------------------------------------------------

1) Title of each class of securities to which transaction applies: New England Funds Trust I: Shares of Beneficial Interest of New England Balanced Fund; New England Bond Income Fund; New England Capital Growth Fund; New England Government Securities Fund; New England Growth Fund; New England International Equity Fund; New England Star Advisers Fund; New England Strategic Income Fund; New England Tax Exempt Income Fund and New England Value Fund;
    New England Funds Trust II: Shares of Beneficial Interest of New England Adjustable Rate U.S. Government Fund; New England Growth Opportunities Fund; New England High Income Fund; New England Intermediate Term Tax Free Fund of California; New England Intermediate Term Tax Free Fund of New York; New England Limited Term U.S. Government Fund and New England Massachusetts Tax Free Income Fund; Shares of Beneficial Interest of New England Tax Exempt Money Market Trust; and New England Cash Management Trust: Shares of Beneficial Interest of Money Market Series and U.S. Government Series.

2)  Aggregate number of securities to which transaction applies:  N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined): N/A

4)  Proposed maximum aggregate value of transaction:  N/A

5)  Total fee paid:  $125.00 per Registrant

--------------------------------------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)     Amount previously paid:
2)     Form, Schedule or Registration Statement No.:
3)     Filing Party:
4)     Date Filed:

                                               November 20, 1995



Dear New England Funds Shareholder:

     The enclosed proxy statement describes a number of important proposals for which we request your supporting vote. Because the proposed merger of The New England and Metropolitan Life relates to all the New England Funds (Proposal 1 in the Proxy Statement), we've included a Question and Answer section to help you understand why we need your vote on this important issue.

     To save printing and administrative expenses, we have created a single "omnibus" proxy statement encompassing all proposals. Some of the proposals, therefore, may not apply to your particular New England Fund account. To help identify the specific issues that affect your Fund(s), please refer to your proxy ballot and to page ____ of the statement.

     If you own more than one New England Fund, we have consolidated all your cards into a single mailing and included them with your proxy statement. Please be sure to complete ALL your proxy card(s) and return them by December 1, 1995.

     Your vote is extremely important, no matter how many shares you own. You may receive a call from D.F. King, a proxy solicitation firm, to remind you to return your proxy card(s). Voting promptly is important; it will reduce the need to send you another proxy package or to contact your by phone. If we do not receive enough votes, we will have to resolicit shareholders.

     The Board of Trustees has reviewed and unanimously approved ALL the proposals and recommends that you vote in favor of each proposed change. I also encourage you to vote in favor of the proposals and ask you once again to please vote promptly.

     Thank you for your cooperation in this very important initiative.

                                               Sincerely,


                                               Henry L.P. Schmelzer, President

        An Overview of the New England/Metropolitan Life Merger Proposal


Q.   What am I being asked to vote on?

A. We are asking you to approve new investment advisory arrangements for your Fund, in connection with the merger of The New England into Metropolitan Life, both mutual insurance companies. Metropolitan Life is currently the second largest life insurance company in the United States, measured by assets. As part of the merger, New England Investment Companies, an affiliate of New England Funds and a majority owned subsidiary of The New England, would become a majority owned subsidiary of Metropolitan Life. New England Investment Companies is the parent company of most of the advisers and sub-advisers of the New England Funds.


Q. What changes will occur to my New England Fund(s) as a result of the merger?

A. None. There will not be any changes to the management of your Fund(s), investment objectives or fees as a result of the merger. You will still own the same number of shares in the same Fund.


Q. Why am I being asked to vote on the proposed merger if it does not directly affect my New England Fund?

A. The Investment Company Act of 1940, the basic law governing the mutual fund industry, requires a shareholder vote whenever there is a change in control of a fund's adviser or sub-adviser (or the adviser's or sub-adviser's parent company).


Q.   Who is paying the cost of the proxy solicitation relating to the merger?

A. Metropolitan Life - not your Fund - is paying for the costs of the Funds' proxy solicitation relating to the merger. The Funds are paying the costs relating to most of the other items described in the proxy statement.


Q.   Where should I call if I have any questions?

A. You can call our toll-free number: 800-225-5478 to speak with an Investor Service and Marketing Representative who would be happy to answer your questions.

                New England Adjustable Rate U.S. Government Fund
                           New England Balanced Fund
                          New England Bond Income Fund
                        New England Capital Growth Fund
            New England Cash Management Trust - Money Market Series
           New England Cash Management Trust - U.S. Government Series
                     New England Government Securities Fund
                            New England Growth Fund
                     New England Growth Opportunities Fund
                          New England High Income Fund
           New England Intermediate Term Tax Free Fund of California
            New England Intermediate Term Tax Free Fund of New York
                     New England International Equity Fund
                 New England Limited Term U.S. Government Fund
                 New England Massachusetts Tax Free Income Fund
                         New England Star Advisers Fund
                       New England Strategic Income Fund
                       New England Tax Exempt Income Fund
                   New England Tax Exempt Money Market Trust
                             New England Value Fund

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

                               December 29, 1995


To the Shareholders:

  Notice is hereby given that a Special Meeting of Shareholders of the New England Funds listed above (the "Funds") will be held at the offices of New England Funds, L.P., 399 Boylston Street, Boston, Massachusetts 02116, on December 29, 1995 at [2:00 p.m.] (Boston time) for the following purposes:

  With respect to each Fund:

     1. To approve or disapprove New investment advisory arrangements to be effective upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company, such arrangements to be identical to the investment advisory arrangements in effect for the Fund immediately prior to such merger. (See page ____ of the attached Proxy Statement.)

  With respect to each Fund except New England Growth Fund, New England Growth Opportunities Fund, New England International Equity Fund and New England Strategic Income Fund:

     2. To approve or disapprove a New Advisory Agreement between the Fund and New England Funds Management, L.P. ("NEFM"); and

     3. To approve or disapprove a related Sub-Advisory Agreement between NEFM and such Fund's current investment adviser (in the case of New England Star Advisers Fund, separate Sub-Advisory Agreements between NEFM and the Fund's four current sub-advisers). (See page ____ of the attached Proxy Statement.)

  With respect to New England International Equity Fund only:

     4. To approve or disapprove a New Advisory Agreement between the Fund and NEFM; and

     5. To approve or disapprove a related Sub-Advisory Agreement between NEFM and Draycott Partners, Ltd. ("Draycott"), the Fund's current investment adviser, to be effective upon the sale of Draycott to Cursitor Holdings Ltd. U.K. ("Cursitor Holdings"). (See page ____ of the attached Proxy Statement.)

     6. To approve or disapprove a new Sub-Advisory Agreement between NEFM and Draycott, to be effective upon the acquisition of Cursitor Holdings by Alliance Capital Management L.P. (See page ____ of the attached Proxy Statement.)

  With respect to New England Growth Fund only:

     7. To approve or disapprove authorization to issue multiple classes of shares of the Fund. (See page ____ of the attached Proxy Statement.)

  With respect to New England Bond Income, New England High Income and New England Massachusetts Tax Free Income Funds only:

     8. To approve or disapprove changes in each Fund's fundamental investment restrictions, in order to permit each Fund to engage in transactions in options and futures contracts (and, in the case of New England Bond Income Fund only, currency forward contracts). (See page ____ of the attached Proxy Statement.)

  With respect to New England Massachusetts Tax Free Income Fund only:

     9. To approve or disapprove a change in the Fund's fundamental investment policies, in order to permit the Fund, under normal market conditions, to invest up to 20% of its net assets in securities that produce revenue that is subject to the regular federal income tax, the Massachusetts personal income tax or the federal alternative minimum tax. (See page ____ of the attached Proxy Statement.)

  With respect to New England Tax Exempt Income Fund only:

     10. To approve or disapprove the elimination of the Fund's fundamental investment policy that requires that it normally invest at least 80% of its net assets in tax exempt bonds the income from which is not subject to the federal alternative minimum tax. (See page ____ of the attached Proxy Statement.)

  With respect to each Fund:

     11. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

                                               By order of the President,



                                               Robert P. Connolly, Secretary

November ___, 1995


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
--------------------------------------------------------------------------------

                     PLEASE FILL IN, DATE, SIGN AND RETURN
                    THE ENCLOSED INSTRUCTION FORM PROMPTLY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE
             WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING.
            YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                New England Adjustable Rate U.S. Government Fund
                           New England Balanced Fund
                          New England Bond Income Fund
                        New England Capital Growth Fund
            New England Cash Management Trust - Money Market Series
          New England Cash Management Series - U.S. Government Series
                     New England Government Securities Fund
                            New England Growth Fund
                     New England Growth Opportunities Fund
                          New England High Income Fund
           New England Intermediate Term Tax Free Fund of California
            New England Intermediate Term Tax Free Fund of New York
                     New England International Equity Fund
                 New England Limited Term U.S. Government Fund
                 New England Massachusetts Tax Free Income Fund
                         New England Star Advisers Fund
                       New England Strategic Income Fund
                       New England Tax Exempt Income Fund
                   New England Tax Exempt Money Market Trust
                             New England Value Fund

                                PROXY STATEMENT

  Each of the funds listed above (each a "Fund") is a portfolio of New England Funds Trust I, New England Funds Trust II, New England Cash Management Trust or New England Tax Exempt Money Market Trust (the "Trusts"). This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees of the Trusts for use at the Special Meeting of Shareholders of the Funds to be held at the offices of New England Funds, L.P. (the "Distributor"), 399 Boylston Street, Boston, Massachusetts 02116, on December 29, 1995 at [2:00 p.m.] (Boston time) and at any adjournment or adjournments thereof (the "Meeting"). This statement and its enclosures are being mailed to shareholders of the Funds beginning or about November ___, 1995. Shareholders of each Fund may obtain a copy of that Fund's most recent annual report to shareholders (and any more recent semi-annual report) without charge by calling (800) 225-5478.

  This Proxy Statement consists of eight parts.

  Part I contains general information relating to the Meeting and a summary of the matters being proposed for shareholder consideration at the Meeting. Part I is intended to give shareholders a concise overview of the matters to be voted on at the Meeting.

  Part II contains information relating to the Merger (the "Merger") of New England Mutual Life Insurance Company ("The New England") into Metropolitan Life Insurance Company ("Metropolitan Life"). The Merger is being treated, for purposes of the Investment Company Act of 1940 (the "1940 Act"), as a change of control of New England Investment Companies, L.P.

("NEIC") and its subsidiary firms (and one other firm in which NEIC owns a majority limited partnership interest) that serve as advisers or sub-advisers of the Funds. Under the 1940 Act, such a change of control constitutes an "assignment" (as defined in the 1940 Act) of the agreements under which those firms serve as advisers or sub-advisers to the Funds, and results in the automatic termination of those agreements, effective at the time of the Merger. The Trustees have approved, and recommend that the shareholders of each Fund approve, a new advisory agreement (and, for Funds that have sub-advisory agreements in effect prior to the Merger, new sub-advisory agreements). These proposed new agreements would be in substance identical to the agreements in effect immediately prior to the Merger, and would take effect at the time of the Merger. As a result, the Funds' advisers and sub-advisers would continue to perform advisory and sub-advisory services for the Funds after the Merger, on the same terms as are in effect immediately before the Merger.

  Part III contains information relating to the proposed restructuring of the advisory arrangements for 16 of the Funds. Under the proposed restructuring, New England Funds Management, L.P. ("NEFM") would become the investment adviser of each of these 16 Funds, and the firm that currently acts as adviser for the Fund would become the Fund's sub-adviser. As sub-adviser, the Fund's current adviser would continue to provide day-to-day portfolio management services to the Fund, under the oversight of NEFM and the Trustees. NEFM would conduct the day-to-day administration of the Fund's affairs (other than portfolio management). (In the case of New England Star Advisers Fund, the proposed restructuring would simply involve substituting NEFM for NEIC as the Fund's adviser; the Fund's four current sub-advisers would remain as sub-advisers, under NEFM's and the Trustees' oversight.) The proposed restructuring does not apply to New England Growth Opportunities Fund or New England Strategic Income Fund (both of which already have similar arrangements in place with NEFM and a sub-adviser), or to New England Growth Fund.

  Part IV contains information concerning proposed changes in the investment advisory arrangements for New England International Equity Fund. These changes include a proposed restructuring of advisory arrangements similar to that relating to other Funds described in Part III, the approval of a new sub-advisory agreement to take effect upon a change in the ownership of Draycott Partners, Ltd. ("Draycott"), which currently serves as the Fund's adviser and is proposed to become the Fund's sub-adviser, and the approval of another new sub-advisory agreement to take effect upon a second change in the ownership of Draycott.

  Part V contains information concerning a proposal to authorize the issuance of multiple classes of shares of New England Growth Fund.

  Part VI contains information concerning proposed changes in investment policies or restrictions for four of the Funds (New England Bond Income Fund, New England High Income Fund, New England Massachusetts Tax Free Income Fund and New England Tax Exempt Income Fund).

  Part VII contains additional information about the Funds' current advisory and sub-advisory arrangements, the proposed new advisory and sub-advisory arrangements for the Funds affected by Proposals 2-6, the Funds' advisers and sub-advisers and certain brokerage matters. Shareholders should review this information in conjunction with their consideration of the proposals described in Parts II, III and IV of this Proxy Statement.

  Part VIII contains certain additional information about the conduct of the Meeting, ownership of Fund shares as of the record date for the Meeting, and miscellaneous other matters.

I. GENERAL

   The following table summarizes which of the Proposals described in this Proxy Statement relate to which of the Funds:

--------------------------------------------------------------------------------
                                                       Relevant Sections of
Proposal                          Relevant Funds        This Proxy Statement
--------------------------------------------------------------------------------
1.   New investment                  All Funds                  II, VII
     advisory arrangements to
     be effective at the time
     of the Merger.
--------------------------------------------------------------------------------
2,3. Investment Advisory        All funds except New           III, VII
     Agreement with NEFM and    England Growth Fund,
     related Sub-Advisory        New England Growth
     Agreement between NEFM    Opportunities Fund, New
     and the Fund's current     England International
     adviser (or sub-advisers,  Equity Fund and New
     in the case of New          England Strategic
     England Star Advisers          Income Fund
     Fund).
--------------------------------------------------------------------------------
4,5. Investment Advisory            New England                 IV, VII
     Agreement with NEFM and   International Equity Fund
     related Sub-Advisory
     Agreement with Draycott.

6.   Sub-Advisory Agreement                                     IV, VII
     with Draycott to be
     effective at time of
     further change in
     ownership of Draycott.
--------------------------------------------------------------------------------
7.   Authorization to issue     New England Growth Fund            V
     multiple classes of
     shares.
--------------------------------------------------------------------------------
8.   Changes in investment      New England Bond Income          VI(A)
     restrictions to permit     Fund, New England High
     transactions in options,    Income Fund and New
     futures contracts and      England Massachusetts
     (for New England Bond      Tax Free Income Fund
     Income Fund only)
     currency forward
     contracts.
--------------------------------------------------------------------------------
9.   Change in investment            New England                 VI(B)
     policies relating to       Massachusetts Tax Free
     investments that produce        Income Fund
     revenue subject to
     regular federal income
     tax, Massachusetts
     personal income tax or
     the federal alternative
     minimum tax.
--------------------------------------------------------------------------------
10.  Elimination of              New England Tax Exempt          VI(C)
     fundamental investment           Income Fund
     policy relating to
     investment in tax exempt
     bonds.
--------------------------------------------------------------------------------

   Each Fund's shareholders of record on November 3, 1995 (the "Record Date") are entitled to one vote for each share of beneficial interest of the Fund held as of that date. Shareholders of each Fund vote only on the proposals that apply to that Fund. Information about the number of shares outstanding on the Record Date and certain shareholders is set forth in Part VIII of this Proxy Statement.

   Timely, properly executed proxies will be voted as you instruct. If no choice is indicated, proxies will be voted in favor of the proposals set forth in the attached Notice of Meeting. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Funds, by properly executing a later-dated proxy or by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

  The portion of the costs of solicitation of proxies that is allocable to the proposed new advisory arrangements to be effective at the time of the Merger will be borne by The New England and Metropolitan Life. All other costs of solicitation will be borne by the Funds, except that such costs will be borne by _______ in the case of New England International Equity Fund. Solicitation of proxies by personal interview, mail, telephone and telegraph may be made by officers and Trustees of the Funds and employees of The New England, the Distributor, NEFM, New England Securities Corporation ("NESCO") and the Funds' advisers. [The firm of ____________________ has been retained to assist in the solicitation of proxies, at a cost not expected to exceed $______, plus reimbursement of the firm's out-of-pocket expenses.]


Summary of Proposals

Proposal 1 - Approval of New Advisory Arrangements for each Fund, to be
             Effective at the Time of the Merger.

  As explained above, the Merger of The New England into Metropolitan Life is being treated, for purposes of the 1940 Act, as a change of control of NEIC and its subsidiaries and affiliate that serve as advisers and sub-advisers to the Funds. The Merger will thus result in the automatic termination, at the time of the Merger, of all of the Funds' investment advisory and sub-advisory arrangements. Proposal 1 seeks shareholder approval of new investment advisory agreements for each Fund (including new sub-advisory agreements for those Funds that have sub-advisory agreements in effect immediately before the Merger), to be effective at the time of the Merger. For each Fund, the proposed new agreement(s) would be in substance identical to the agreement(s) in effect with respect to such Fund immediately before the Merger. The effect of Proposal 1 is to permit the Funds to continue to operate, following the Merger, under arrangements substantially identical to those that are in effect immediately before the Merger. Proposal 1 will not result in any change in the identity of the firms or personnel providing advisory or sub-advisory services to the Funds, or in the fee rates payable by the Funds. For each Fund, the advisory arrangements in effect will be either (1) the arrangements that are currently in effect (the "Existing Advisory Arrangements") or (2) any new arrangements that are approved at the Meeting and take effect before the Merger. Part VII of this Proxy Statement describes the Existing Advisory Arrangements for each Fund. Parts III and IV of this Proxy Statement describe proposed changes in the Existing Advisory Arrangements for most of the Funds. The changes proposed in Parts III and IV are unrelated to the Merger, and, if approved by shareholders at the Meeting, are expected to be put into effect of whether or not the Merger occurs. The Merger is currently expected to occur no earlier than the first calendar quarter of 1996.

Proposals 2 and 3 - New Advisory Agreement with NEFM and Related Sub Advisory
                    Agreement(s) (for All Funds Except New England Growth Fund, New England Growth Opportunities Fund, New England International Equity Fund and New England Strategic Income
                    Fund).

  Proposals 2 and 3 relate to a proposed restructuring of the Existing Advisory Arrangements for a number of the Funds. Under the Existing Advisory Arrangements for many of these Funds, an investment advisory subsidiary of NEIC is responsible, under an advisory agreement with the Fund, for providing both portfolio management and general administrative services for the Fund. Each investment adviser performs portfolio management services to the Fund, but has elected to delegate responsibility for the Fund's administrative affairs to the Distributor or its affiliate, NESCO. In the case of New England Star Advisers Fund, NEIC itself is the Fund's investment adviser, but has delegated day-to-day portfolio management responsibilities to four sub-advisers, and day-to-day administrative responsibilities to the Distributor. In the case of New England Adjustable Rate U.S. Government Fund, New England Intermediate Term Tax Free Fund of California and New England Intermediate Term Tax Free Fund of New York, a NEIC subsidiary acts as investment adviser, and the Distributor provides administrative services under a separate agreement with the Fund. Under the proposed restructuring, each Fund would enter into a new Advisory Agreement with NEFM. NEFM, in turn, would enter into a new Sub-Advisory Agreement with the firm that currently acts as the Fund's investment adviser (or, in the case of New England Star Advisers Fund, with the four firms that currently act as the Fund's sub-advisers). NEFM is a recently-organized subsidiary of NEIC that is intended to provide centralized coordination and oversight of the affairs and operations of the New England Funds. The proposed restructuring would give NEFM overall advisory and administrative responsibility for all of the affected Funds, while continuing the responsibilities of the Funds' current advisers (sub-advisers, in the case of New England Star Advisers Fund) with respect to the Funds' day-to-day portfolio management. The proposed restructuring will not result in any changes in the investment objectives or policies of the Funds, or the personnel that are currently responsible for the Funds' day-to-day investment operations. Furthermore, the fee rates payable by the Funds under the new arrangements would be exactly the same as under the Existing Advisory Arrangements. In the case of several of the Funds, however (New England Adjustable Rate U.S. Government Fund, New England Cash Management Trust - Money Market Series, New England Cash Management Trust - U.S. Government Series, New England High Income Fund, New England Intermediate Term Tax Free Fund of California, New England Intermediate Term Tax Free Fund of New York, New England Limited Term U.S. Government Fund, New England Massachusetts Tax Free Income Fund and New England Tax Exempt Money Market Trust), the proposed new arrangements would shift certain legal and accounting expenses from the Fund's current investment adviser to the Fund. For these ___ Funds, therefore, the restructuring would result in a small increase (estimated at 0._____% or less of Fund average net assets annually) in Fund operating expenses. The proposed new advisory arrangements, if approved by shareholders, are expected to be put into effect on January 1, 1996, or as soon thereafter as is practicable.


Proposals 4, 5 and 6 - New Advisory and Sub-Advisory Agreements for New England
                       International Equity Fund.

  Draycott has served as the investment adviser for New England International Equity Fund since the Fund's inception in 1992. NEIC, which owns all of the stock of Draycott, has recently entered into an agreement to sell the stock to Cursitor Holdings Ltd. U.K. ("Cursitor Holdings") or an affiliate thereof. Under the 1940 Act, this sale will constitute a change in control of Draycott and will result in the automatic termination of the Fund's advisory agreement with Draycott. The Trustees have determined that it is desirable to retain Draycott, as sub-adviser, to manage the Fund's investment portfolio following Cursitor Holdings' acquisition of Draycott. For the same reasons that the Trustees are proposing the restructuring of investment advisory arrangements for most of the other Funds (see "Proposals 2 and 3" immediately above and Part III of this Proxy Statement), the Trustees are proposing that the Fund enter into a new Advisory Agreement with NEFM, concurrently with the acquisition of Draycott by Cursitor Holdings. This new Advisory Agreement would combine in a single agreement the responsibilities for both investment management and general administration, which are currently the subject of separate agreements. Under the new Advisory Agreement, NEFM would have overall advisory and administrative responsibility for the Fund, and would oversee the portfolio management services provided by Draycott as sub-adviser. The fee rate payable by the Fund under the new arrangements would be the same as the combined investment management and administration fee payable by the Class A, B and C shares of the Fund, but would represent a small increase (0.05% of average annual net assets) for the Fund's Class Y shares. Shortly after the acquisition of Draycott's stock by Cursitor Holdings, Cursitor Holdings itself is expected to be acquired by Alliance Capital Management L.P. This acquisition will constitute a change in control of Draycott and will result in the automatic termination of the proposed Sub-Advisory Agreement between NEFM and Draycott. To permit Draycott to continue to act as sub-adviser following this second change of control, the Trustees are proposing a new Sub-Advisory Agreement, to take effect at the time of the second change of control. The new Sub-Advisory Agreement would be identical in substance to the agreement that would be in effect immediately before the second change of control. The proposals would not result in any change in the Fund's investment objective or policies or in the personnel responsible for the Fund's day-to-day portfolio management.


Proposal 7 - Authorization of Multiple Classes of Shares for New England Growth
             Fund.

  All of the stock and bond Funds in the New England Fund group currently issue three or more different classes of shares, with the exception of New England Growth Fund. The ability to issue multiple classes of shares permits funds to offer investors a choice among different sales load and shareholder servicing arrangements. The Trustees believe that it is desirable and appropriate for New England Growth Fund to have the same flexibility in this regard as the other stock and bond Funds already have.


Proposal 8 - Changes in Investment Restrictions of New England Bonds Income,
             New England High Income and New England Massachusetts Tax-Free Income Funds.

  As more fully described in Part VI(A) of this Proxy Statement, the Trustees are proposing certain changes in the investment restrictions of New England Bond Income, New England High Income and New England Massachusetts Tax Free Income Funds, at the recommendation of these Funds' investment adviser. These changes would permit these Funds to engage in transactions in options, futures contracts and, in the case of New England Bond Income Fund, currency forward contracts.

Proposal 9 - Change in Investment Policies for New England Massachusetts Tax
             Free Income Fund.

  New England Massachusetts Tax Free Income Fund currently operates under investment policies that provide in substance that, under normal market conditions, at least 90% of the Fund's income distributions will be exempt from federal income tax and Massachusetts personal income taxes, and from the federal alternative minimum tax. As more fully described in Part VI(B) of this Proxy Statement, it is proposed to replace these policies with a policy that, under normal market conditions, no more than 20% of the Funds' assets will be invested in investments that produce income subject to regular federal income tax, Massachusetts personal income taxes or the federal alternative minimum tax.


Proposal 10 - Elimination of Fundamental Investment Policy for New England Tax
              Exempt Income Fund.

  New England Tax Exempt Income Fund currently has an investment policy that requires the Fund, under normal market conditions, to invest at least 80% of its net assets in tax exempt bonds the income from which is not subject to the federal alternative minimum tax. This policy is a "fundamental" policy, which means that it cannot be changed or eliminated without a vote of the Fund's shareholders. As more fully described in Part VI(C) of this Proxy Statement, it is proposed to eliminate this fundamental policy, and replace it with a non-fundamental policy that will require the Fund, under normal market conditions, to invest at least 80% of its total assets in municipal securities (including securities the income from which is subject to the federal alternative minimum tax).


II. APPROVAL OR DISAPPROVAL OF New INVESTMENT ADVISORY ARRANGEMENTS TO BE EFFECTIVE AT THE TIME OF THE MERGER (ALL FUNDS)

  The Trustees of the Trust unanimously recommend that the shareholders of each Fund vote to approve new investment advisory arrangements for the Fund, to be effective at the time of the Merger. The new arrangements would be substantially identical to the arrangements in effect for each Fund immediately prior to the time of the Merger. As explained above, the Merger is being treated, for purposes of the 1940 Act, as a change in control of NEIC and its subsidiary forms (and one other firm in which NEIC owns a majority limited partnership interest) that serve as advisers or sub-advisers for the Funds. The 1940 Act provides that such a change in control constitutes an "assignment" of the advisory and subadvisory agreements under which NEIC and these related firms provide advisory services to the Funds. The 1940 Act further provides that such an "assignment" will result in the automatic termination of those agreements, at the time of the Merger. (In the case of New England Star Advisers Fund, three firms that are unaffiliated with NEIC (as well as one NEIC subsidiary) serve as sub-advisers under sub-advisory agreements with NEIC, which is the Fund's adviser. The Merger does not constitute a change in control of these unaffiliated sub-advisers, but their sub-advisory agreements with NEIC provide that they terminate automatically upon any termination of the advisory agreement between NEIC and the Fund. Because this Merger will result in the automatic termination of the advisory agreement between the Fund and NEIC, it will also result in the termination of these sub-advisory agreements with unaffiliated sub-advisers.)

  The Merger. In August of 1995, The New England and Metropolitan Life entered into an agreement providing for the Merger of the two companies (the "Merger Agreement"). Metropolitan Life will be the surviving company following the Merger. Both The New England and Metropolitan Life are mutual insurance companies. The Merger will result in the insurance policyholders of The New England becoming policyholders of Metropolitan Life. The policyholders of The New England will not receive any other payment, property or consideration in connection with the Merger. The Merger will not be effected unless it is approved by the requisite vote of the policyholders of both The New England and Metropolitan Life. The Merger also requires approval by various government regulatory agencies. In addition, consummation of the Merger is subject to the fulfillment of a number of other conditions, although the parties may waive some or all of these conditions. There is no assurance that the Merger will in fact be consummated. In addition, because it is impossible to predict with certainty when the necessary regulatory approvals will be obtained and the other conditions to the Merger be fulfilled, it is not known, as of the date of this Proxy Statement, when the Merger will occur. The parties currently expect, however, that the Merger will not occur until after the end of 1995.

  NEIC is organized as a limited partnership. NEIC's sole general partner, New England Investment Companies, Inc. ("NEIC Inc."), is a wholly-owned subsidiary of The New England. As a result of the Merger, NEIC Inc. would become a direct or indirect wholly-owned subsidiary of Metropolitan Life. The New England also owns a majority of the outstanding limited partnership interest. The Merger would result in Metropolitan Life becoming the owner (directly or through a wholly-owned subsidiary) of this limited partnership interest. The Merger Agreement provides that, following the consummation of the Merger, Metropolitan Life shall have the right to designate a majority of the board of directors of NEIC Inc.

  Under the Merger Agreement, The New England and Metropolitan Life agree that they will use their best efforts to satisfy the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides that an investment adviser to a registered investment company (such as each Trust), and affiliated persons of such investment adviser, may receive any amount or benefit in connection with the sale of securities of, or a sale of any other interest, in, such investment adviser which results in an assignment of an investment advisory contract with such investment company, if

     (1) for a period of 3 years after the time of such action, at least 75% of the board of such investment company are not interested persons of such company's investment adviser or predecessor investment adviser, and

     (2) there is not imposed an unfair burden on such investment company as a result of such transaction or any express or implied terms, conditions, or understandings applicable thereto.

Satisfaction of condition (1) above is not expected to require any changes in the current composition of the Trusts' Boards of Trustees.

  Information About Metropolitan Life.   Metropolitan Life was incorporated
under the laws of New York in 1866 and since 1868 has been engaged in the life insurance business under its present name. By the early 1900s, it had become the largest life insurance company in the United States and is currently the second largest life insurance company in the United States in terms of total assets. Metropolitan Life's assets as of June 30, 1995 were over $130 billion, and its adjusted capital as of that date exceeded $8 billion. Subsidiaries of Metropolitan Life manage over $25 billion of assets for mutual funds, institutional and other investment advisory clients.

  Trustees' Recommendation. The Trustees unanimously recommend that shareholders approve new investment advisory arrangements for the Funds, to be effective at the time of the Merger. These new arrangements will be substantially identical to the arrangements in effect immediately before the Merger. (The only difference will be that the new arrangements will be set forth in advisory and sub-advisory agreements dated the date of the Merger, whereas the arrangements in effect prior to the Merger are set forth in advisory and sub-advisory agreement that began on earlier dates.) The proposed new arrangements will be substantially identical to the Funds' Existing Advisory Arrangements (which are described in Part VII of this Proxy Statement), except in the cases of those Funds that, before the Merger, have instituted, prior to the Merger, the proposed restructuring of advisory arrangements described in Parts III and IV of this Proxy Statement. (The proposed restructuring is unrelated to the Merger and is intended to take effect, if approved by Fund shareholders, regardless of whether the Merger occurs.)

  In coming to the recommendation set forth above, the Trustees reviewed extensive information about the Funds, their advisers and sub-advisers, NEIC and Metropolitan Life. The Trustees also considered the policies of each adviser and sub-adviser with respect to the placing of portfolio transactions for the Funds with brokers or dealers who furnish brokerage and research services to the advisers and sub-advisers. (Those policies are described in Part VII of this Proxy Statement.)

  The Trustees noted that, for purposes of the 1940 Act, the Merger constitutes a change in control of NEIC and of NEIC's subsidiaries that act as advisers or sub-advisers for the Funds. The Merger may also constitute a change in control of Capital Growth Management Limited Partnership ("CGM"), the adviser to New England Growth Fund. (NEIC owns a majority of the limited partnership interest in CGM.) To avoid any uncertainty over whether the advisory agreement between New England Growth Fund and CGM would be deemed to terminate with the change of control of NEIC, it is proposed (and the Trustees recommend) that shareholders approve a new advisory agreement, identical in substance to the existing agreement, to be effective at the time of the Merger.

  Although the Merger is being treated as a change in control of NEIC and of the Fund's advisers and sub-advisers that are affiliated with NEIC, the Merger is not expected to result in any change in the personnel, operations or financial condition of NEIC or of the advisers or sub-advisers. NEIC has indicated that each adviser and sub-adviser affiliated with NEIC will continue to be independently managed, as has historically been the case. Thus, the Merger is not expected to result in any changes in the investment approaches or styles of the advisers and sub-advisers.

  The Trustees accordingly concluded that it is appropriate and desirable for the Funds to continue, after the Merger, the same investment advisory and sub-advisory arrangements as are in effect immediately before the Merger. Under the 1940 Act, such continuation requires, in the case of each Fund, the approval of that Fund's shareholders, by vote of the lesser of (1) 67% of the shares of that Fund represented at the Meeting, if more than 50% of the shares of that Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund.

  In order that the Funds may continue to receive investment advisory and sub-advisory services following the Merger, on the same basis as before the Merger, the Trustees unanimously recommend that shareholders of each Fund vote in favor of Proposal 1.

  If the shareholders of any Fund do not approve Proposal 1, the advisory (and any sub-advisory) agreement(s) relating to that Fund will terminate at the time of the Merger, and the Trustees will consider such alternative actions as are in the best interest of that Fund.


III. APPROVAL OR DISAPPROVAL OF NEW ADVISORY AND SUB-ADVISORY AGREEMENTS (ALL FUNDS EXCEPT NEW ENGLAND GROWTH FUND, NEW ENGLAND GROWTH OPPORTUNITIES FUND, NEW ENGLAND INTERNATIONAL EQUITY FUND, AND NEW ENGLAND STRATEGIC INCOME FUND)

  Proposals 2 and 3 relate to the proposed restructuring of the management arrangements for certain Funds.

  Two of the Funds currently employ NEFM as adviser. In these two cases, NEFM has delegated day-to-day portfolio management responsibility to another firm that acts as sub-adviser to the Fund. The two Funds that currently employ this adviser/sub-adviser structure are New England Growth Opportunities Fund and New England Strategic Income Fund. A third Fund - New England Star Advisers Fund - currently employs NEIC as adviser, with day-to-day portfolio management responsibilities delegated to four different sub-advisers, each of which is responsible for a separate segment of the Fund's portfolios. Each of the 17 other Funds in the New England Funds group currently employs an investment adviser directly. These Funds and their advisers are listed in the following table:

                   Fund                                    Adviser
------------------------------------------------------------------------------
New England Adjustable Rate U.S. Government     Back Bay Advisors, L.P.
 Fund                                           ("Back Bay Advisors")

New England Balanced Fund                       Loomis, Sayles & Company, L.P.
                                                ("Loomis Sayles")

New England Bond Income Fund                    Back Bay Advisors

New England Capital Growth Fund                 Loomis Sayles

New England Cash Management Trust -             Back Bay Advisors
Money Market Series

New England Cash Management Trust -             Back Bay Advisors
U.S. Government Series

New England Government Securities Fund          Back Bay Advisors

New England Growth Fund                         CGM

New England High Income Fund                    Back Bay Advisors

                      Fund                                    Adviser
------------------------------------------------------------------------------
   New England Intermediate Term Tax Free Fund        Back Bay Advisors
   of California

   New England Intermediate Term Tax Free Fund        Back Bay Advisors
   of New York

   New England International Equity Fund              Draycott

   New England Limited Term U.S. Government Fund      Back Bay Advisors

   New England Massachusetts Tax Free Income Fund     Back Bay Advisors

   New England Tax Exempt Income Fund                 Back Bay Advisors

   New England Tax Exempt Money Market Trust          Back Bay Advisors

   New England Value Fund                             Loomis Sayles

Although the existing advisory agreements obligate the advisers of 13 of these 17 Funds to provide certain administrative services, as well as portfolio management services, the advisers have in every such case elected to delegate their administrative functions to either the Distributor or its affiliate, NESCO. In the case of three of the Funds (New England Adjustable Rate U.S. Government Fund, New England Intermediate Term Tax Free Fund of California and New England Intermediate Term Tax Free Fund of New York), the adviser is not obligated to provide the Fund with general administrative services, but the Distributor is so obligated under a separate Administrative Services Agreement with the Fund. Thus, in practice, the advisers of all 17 of these Funds are themselves furnishing the Funds with portfolio management services only, while the Distributor or NESCO are furnishing administrative services.

  Proposed Restructuring. The Trustees are now proposing to restructure the investment advisory arrangements for most of the Funds. Under the proposed restructuring, NEFM would become the investment adviser for all of the Funds listed in the table in the preceding paragraph, in addition to the two funds for which it already acts as adviser (New England Growth Opportunities Fund and New England Strategic Income Fund). Day-to-day portfolio management for each of these Funds would continue to be provided by the same firms, and the same personnel, as currently. These firms would perform these portfolio management services under Sub-Advisory Agreements with NEFM, and would operate under the oversight of NEFM and the Trustees of the Trusts. (One Fund, New England Growth Fund, would continue to receive advisory services directly from its current adviser, CGM, without any involvement by NEFM, although certain administrative services would continue to be provided by the Distributor, under contract with CGM. Personnel of the Distributor who provide these services are in most cases also personnel of NEFM and would provide similar services to the other Funds under the Advisory Agreements between those Funds and NEFM).

  The Funds that would be directly affected by the proposed restructuring are New England Adjustable Rate U.S. Government Fund, New England Balanced Fund, New England Bond Income Fund, New England Capital Growth Fund, New England Cash Management Trust - Money Market Series, New England Cash Management Trust - U.S. Government Series, New England Government Securities Fund, New England High Income Fund, New England Intermediate Term Tax Free Fund of California, New England Intermediate Term Tax Free Fund of New York, New England International Equity Fund, New England Limited Term U.S. Government Fund, New England Massachusetts Tax Free Income Fund, New England Star Advisers Fund, New England Tax Exempt Income Fund, New England Tax Exempt Money Market Trust, and New England Value Fund. These Funds are referred to in this Proxy Statement as the "Affected Funds." Proposals 2 and 3 relate to the proposed restructuring of the advisory arrangements for all of the Affected Funds except New England International Equity Fund, which is the subject of Proposals 4 and 5 (see Part IV of this Proxy Statement).

  In the case of each Affected Fund except New England Star Advisers Fund, the restructuring would take the form of (1) appointing NEFM as the Fund's adviser, in place of the Fund's current adviser, and (2) appointing the Fund's current adviser as sub-adviser, with responsibility for day-to-day portfolio management. In the case of New England Star Advisers Fund, the restructuring would take the form of (1) appointing NEFM as the Fund's adviser, in place of NEIC, and (2) re-appointing the Fund's four current sub-advisers, who would continue to provide the same services as currently, but under the oversight of NEFM (rather than NEIC) and the Trustees. In the case of each Affected Fund except New England International Equity Fund, Proposal 2 seeks shareholder approval for the new Advisory Agreement between each Fund and NEFM, under which NEFM would be appointed the Fund's adviser. Proposal 3 seeks shareholder approval for the related Sub-Advisory Agreement(s) relating to each such Fund.

  Each Fund's investment objective, policies and strategies would be unaffected by the proposed restructuring of advisory arrangements.

  Trustees' Recommendation.  The Trustees have unanimously approved the proposed new Advisory Agreements with NEFM and the related Sub-Advisory agreements. In deciding to approve the agreements, the Trustees considered that the 20 Funds within New England Fund Group currently employ a total of 10 different investment management firms (including NEIC and NEFM) as investment
advisers or sub-advisers.   The Trustees believe that it is appropriate and
desirable, in the interests of consistent, centralized management and oversight of the Funds' operations, to appoint NEFM as investment adviser and adopt the proposed adviser/sub-adviser structure for the Affected Funds. In voting to approve the proposed arrangements, the Trustees noted that the proposal involves no reduction in the scope of services to be provided to the Affected Funds, and no increase in the fees and expenses to be borne by the Affected Funds, except that in the case of nine Funds, the cost of certain legal and accounting services which is currently borne by the Funds' advisers would be shifted to the Funds themselves. These nine Funds are New England Adjustable Rate U.S. Government Fund, New England Cash Management Trust - Money Market Series, New England Cash Management Trust - U.S. Government Series, New England High Income Fund, New England Intermediate Term Tax Free Fund of California, New England Intermediate Term Tax Free Fund of New York, New England Limited Term U.S. Government Fund, New England Massachusetts Tax Free Income Fund and New England Tax Exempt Money Market Trust. The effect of this shifting of costs for these Funds is illustrated in Appendix A at the end of this Proxy Statement.

  The proposed new arrangement would also more accurately reflect the fact that the Affected Fund's current advisers are engaged primarily in the investment management business, and are not in the business of themselves rendering comprehensive administrative and general management services to mutual funds. The Trustees also believe it is beneficial to adopt standardized forms of advisory and sub-advisory agreements for the Funds, in place of the differing forms of advisory, sub-advisory and administrative services agreements currently in place.

  The Trustees also noted that the firms that currently serve as investment advisers to the Affected Funds would receive lower compensation under the proposed sub-advisory agreements than they receive under their existing investment advisory agreements with the Affected Funds. This reduction in compensation reflects, among other things, that, as sub-advisers, these firms would be responsible for providing only portfolio management services to the Affected Funds, and would be relieved of their current responsibilities to provide administrative and general management services to the Affected Funds. The Trustees concluded that the fee rates payable to NEFM by the Funds, and to the sub-advisers by NEFM, under the proposed new agreements are reasonable and appropriate in light of the respective services to be provided and obligations undertaken by those parties under the new agreements.

  In determining to recommend the proposed Sub-Advisory Agreement for each Affected Fund, the Trustees considered the policies of each such Fund's proposed sub-adviser with respect to the placing of portfolio transactions for the Fund with brokers or dealers who furnish brokerage and research services to the proposed sub-advisers. These policies are described in Part VII of this Proxy Statement.

  Required Vote. The shareholders of each Affected Fund vote separately from the shareholders of each other Affected Fund with respect to the New Advisory Agreement and Sub-Advisory Agreement(s) for that Fund. Although shareholders of each Affected Fund will vote on the proposed Sub-Advisory Agreement(s) separately from the proposed New Advisory Agreement, neither the Sub-Advisory Agreement(s) nor the New Advisory Agreement relating to a Fund will take effect unless shareholders of that Fund approve both the Advisory and the Sub-Advisory Agreements. The required vote for each Agreement is the lesser of (1) 67% of the shares of the relevant Affected Fund represented at the Meeting, if more than 50% of the shares of that Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the relevant Fund. If shareholders of any Affected Fund do not approve both the New Advisory Agreement and new Sub-Advisory Agreement(s) relating to that Fund, the Existing Advisory Agreement relating to that Fund (and, in the case of New England Star Advisers Fund, the existing sub-advisory agreements) will remain in effect.

  The Trustees unanimously recommend that shareholders of each Affected Fund vote to approve the proposed New Advisory Agreement and Sub-Advisory Agreement(s) relating to that Fund.


IV. APPROVAL OR DISAPPROVAL OF NEW INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (NEW ENGLAND INTERNATIONAL EQUITY FUND ONLY)

  Proposals 4 and 5 relate, respectively, to a proposed new Advisory Agreement and Sub-Advisory Agreement for New England International Equity Fund. Proposal 6 relates to another, substantially identical, Sub-Advisory Agreement for the same Fund, that would take effect upon an expected change in control of the Fund's proposed sub-adviser.

  The Fund currently employs Draycott as its investment adviser. Under the proposed new arrangements, NEFM would be the Fund's adviser, and Draycott, as sub-adviser, would continue to be responsible for the day-to-day management of the Fund's investment portfolio. This proposed adviser/sub-adviser structure is similar to the structure currently in effect for three of the Funds, and proposed for adoption by most of the other Funds as described in Part III of this Proxy Statement. The proposed restructuring of the advisory arrangements for the International Equity Fund (Proposals 4 and 5) is discussed in this Part IV, separately from the proposed restructuring of the arrangements for these other Funds, because NEIC has entered into an agreement to sell the stock of Draycott to Cursitor Holdings. This sale will constitute a change in control of Draycott under the 1940 Act.

  Subsequent to the acquisition of the stock of Draycott by Cursitor Holdings, Cursitor Holdings is itself expected to be acquired by another firm, Alliance Capital Management L.P. ("Alliance"). This acquisition of Cursitor Holdings will constitute a further change in control of Draycott, which will terminate the proposed Sub-Advisory Agreement between NEFM and Draycott. Proposal 6 relates to a new Sub-Advisory Agreement between NEFM and Draycott, to take effect upon the acquisition of Cursitor Holdings by Alliance. This new Sub-Advisory Agreement would be substantially identical to the Sub-Advisory Agreement proposed to be in effect prior to the acquisition.

  Existing Advisory Arrangements. Draycott currently serves as adviser to the Fund under an Advisory Agreement that obligates Draycott to provide the Fund with portfolio management services, and obligates the Fund to pay Draycott at the annual rate of 0.80% of the first $200 million of the Fund's average daily net assets, 0.75% of the next $300 million of such assets and 0.70% of the excess of such assets over $500 million. The Advisory Agreement also obligates Back Bay Advisors to provide day-to-day cash management services in connection with the Fund's portfolio, for a fee (payable to Draycott) of 0.08% annually of the Fund's average daily net assets. Under a separate Administrative Services Agreement with the Distributor, the Fund pays the Distributor for providing general administrative services, at the annual rate of 0.10% of the average daily net assets attributable to all classes of shares of the Fund except Class Y shares, and 0.05% of the average daily net assets attributable to the Class Y shares. (Class Y shares are available for purchase by certain institutional investors; the other classes of shares -- Class A, B and C -- are available for purchase by the investing public generally.)

  Proposed New Arrangements. The proposed new arrangements would consist of an Advisory Agreement between NEFM and the Fund, and a related Sub-Advisory Agreement between NEFM and Draycott. Under the Advisory Agreement, NEFM would be obligated to provide the Fund with the same services that are currently provided under two different agreements (the existing Advisory Agreement and the existing Administrative Services Agreement). The annual rate of the fee payable by the Fund to NEFM under the new Advisory Agreement would be 0.90% of the first $200 million of the Fund's average daily net assets, 0.85% of the next $300 million of such assets and 0.80% of such assets in excess of $500 million. (As of September 30, 1995, the Fund's net assets were $_____ million.) Under the new Sub-Advisory Agreement, Draycott would continue to be responsible for the day-to-day portfolio management of the Fund, subject to the oversight of NEFM and the Trustees. Draycott would receive a fee, payable by NEFM, at the annual rate of 0.54% of the first $200 million of the Fund's average daily net assets, 0.49% of the next $300 million of such assets and 0.44% of such assets in excess of $300 million. Draycott, rather than Back Bay Advisors, would be responsible for providing day-to-day cash management services.

  The fee rate payable by the Fund under the proposed new Advisory Agreement is equal to the combined rate currently payable by the Fund under its Advisory Agreement with Draycott and with respect to the Fund's Class A, B and C shares under the Fund's Administrative Services Agreement with the Distributor. The fee rate under the new Advisory Agreement represents a fee increase, for Class Y shareholders of the Fund, of 0.05% annually of the average daily net asset value of the Class Y shares. The effect of this fee increase for Class Y shareholders is illustrated in Appendix B to this Proxy Statement.

  The proposed Sub-Advisory Agreement to take effect upon the acquisition of Cursitor Holdings by Alliance would be substantially identical to the proposed Sub-Advisory Agreement, described above, that would be in effect before that acquisition.

  Information About Cursitor Holdings. Cursitor Holdings is an international investment management group formed in July 1990 by the reorganization of a group of related companies with common executive management and overlapping shareholders. The group comprises two holding entities, Cursitor Holdings Limited in Europe and Cursitor Holdings LP in the United States. The group is two-thirds owned by its partners and managing directors [disclose any 10% shareholders], and one-third by the Government of Singapore Investment Corporation.

  The principal activity of the group (more than 90% of revenues) is institutional investment management, which is carried on by Cursitor-Eaton Asset Management Company, Cursitor Management Limited, and Cursitor Cecogest SA. At present the group manages approximately $9.2 billion, primarily for US-based pension funds, foundations, and endowments. The major investment product is global asset allocation focusing on cash, bonds and equities in major economies. The principal place of business of Cursitor Holdings is 66 Buckingham Gate, London SW1E 6AU.

  As described below under "Acquisition of Cursitor Holdings by Alliance," it is currently expected that, subsequent to the acquisition of Draycott by Cursitor Holdings, Cursitor Holdings itself will be acquired by Alliance.

  Sale of Draycott to Cursitor Holdings. NEIC currently owns all of the stock of Draycott. NEIC has agreed to sell this stock to Cursitor Holdings for $477,000, plus any capital advances to Draycott that NEIC may make after June 30, 1995 and prior to the closing of the sale, and minus any dividends paid by Draycott to NEIC during that period. Cursitor Holdings has also agreed that, for the five-year period following the sale Cursitor Holdings will pay NEIC an amount equal to 30% of Draycott's advisory fee revenues from Draycott's current mutual fund clients, and 20% of Draycott's advisory fee revenues from certain other clients (subject to certain adjustments).

  As noted in Part II of this Proxy Statement, Section 15(f) of the 1940 Act provides that an investment adviser to a registered investment company), and affiliated persons of such investment adviser, may receive any amount or benefit in connection with the sale of securities of, or a sale of any other interest, in, such investment adviser which results in an assignment of an investment advisory contract with such investment company, if

  (1) for a period of 3 years after the time of such action, at least 75% of the board of such investment company are not interested persons of such company's investment adviser or predecessor investment adviser, and

  (2) there is not imposed an unfair burden on such investment company as a result of such transaction or any express or implied terms, conditions, or understandings applicable thereto.

NEIC, Cursitor Holdings and Draycott have all undertaken to use their best efforts to ensure satisfaction of the conditions of Section 15(f). It is not expected that such compliance with condition (1) above will require any changes in the current composition of the Board of Trustees of New England Finds Trust I, of which New England International Equity Fund is a series.

  Acquisition of Cursitor Holdings by Alliance. On October 24, 1995, Alliance announced that it had reached an agreement in principle to acquire the business of Cursitor Holdings and a related company, Cursitor-Eaton Asset Management Company. The acquisition would result in the formation of a new subsidiary of Alliance, called Cursitor Alliance L.L.C. Alliance would own 93% of Cursitor Alliance L.L.C., and Cursitor Alliance L.L.C. would own all of the stock of Draycott. The acquisition of Cursitor Holdings by Alliance is subject to the negotiation and execution of definitive agreements by the parties, and to the satisfaction of various other conditions. There is no assurance that the acquisition will in fact be consummated.

  Alliance and its sole general partner, Alliance Capital Management
Corporation ("ACMC"), are headquartered at 1345 Avenue of the Americas, New York, New York 10105. ACMC is an indirect wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), which is a wholly owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1995, Alliance Capital Management Corporation and Equitable Capital Management Corporation, each a wholly owned direct or indirect subsidiary of Equitable, owned in the aggregate approximately 59% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in Alliance ("Units"), and approximately 33% and 8% of the Units were owned by the public and employees of Alliance and its subsidiaries, respectively. The address of Equitable and ECI is 787 Seventh Avenue, New York, New York 10019. The address of AXA is 23, avenue Matignon, 75008, Paris, France.

  AXA owns approximately 60% of the outstanding voting shares of common stock of ECI. Based on information provided by AXA, as of January 1, 1995, 42.3% of the voting shares (representing 54.7% of the voting power) of AXA were owned by Midi Participations, [address], a French corporation that is a holding company. The voting shares of Midi Participations are in turn owned 60% by Finaxa [address], a French corporation that is a holding company, and 40% by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation ("Generali") [address], one of which , Belgica Insurance Holding S.A., a Belgian corporation [address], owned 34.1%. As of January 1, 1995, 62.1% of the voting shares (representing 75.7% of the voting power) of Finaxia were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle [address], owned 31.8% of the voting shares (representing 39.0% of the voting power)), and 26.5% of the voting shares (representing 16.6% of the voting power) of Finaxia were owned by Compagnie Financiere de Paribas [address], a French financial institution engaged in banking and related activities. Including the shares owned by Midi Participations, as of January 1, 1995, the Mutuelles AXA directly or indirectly owned 51.3% of the voting shares (representing 65.8% of the voting power) of AXA. Acting as a group, the Mutuelles AXA control AXA, Midi Participations and Finaxa.

  Trustees' Recommendation. The Trustees conducted a two-stage analysis of the proposed new investment advisory arrangements for New England International Equity Fund. First, they considered whether it was desirable for the Fund to continue to receive day-to-day portfolio management services from Draycott following the proposed acquisition of Draycott by Cursitor Holdings, and then following the proposed acquisition of Cursitor Holdings by Alliance. Second, they considered whether it was desirable to adopt the proposed adviser/sub-adviser structure, in place of the Fund's current adviser/administrator structure.

  As to the desirability of continuing the engagement of Draycott, the Trustees considered extensive information concerning Draycott's investment approach, personnel, performance record and regulatory compliance experience. The Trustees were informed by Draycott, Cursitor Holdings and Alliance that neither the acquisition of Draycott by Cursitor Holdings nor the acquisition of Cursitor Holdings by Alliance is expected to result in any changes in Draycott's investment approach or in the portfolio management staff at Draycott. The Trustees further considered Draycott's ability to provide all necessary cash management services related to the Fund's operations. (Back Bay Advisors is currently obligated to perform these services, but Draycott would be responsible for providing there services under the proposed new Sub-Advisory Agreement). The Trustees also considered the brokerage practices of Draycott that are described in Section VII of this Proxy Statement.

  As to the adoption of an adviser/sub-adviser management structure for the Fund, the Trustees considered the same factors as they considered in connection with their approval of a similar structure for most of the other Funds. See Part III of this Proxy Statement for a discussion of these factors.

  After considering the foregoing factors, the Trustees voted unanimously to recommend that shareholders of the International Equity Fund approve Proposal 4 (the proposed new Advisory Agreement between the Fund and NEFM) and Proposal 5 (the related Sub-Advisory Agreement between NEFM and Draycott). Although shareholders will vote separately on Proposals 4 and 5, the new Advisory and Sub-Advisory Agreements will not take effect unless shareholders approve both Proposals. On each Proposal, the required vote is the lesser of (1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund.

  If Proposals 4 and 5 are not approved, the proposed new Advisory and Sub-Advisory Agreements will not take effect, and the Trustees will consider such further actions as may be in the best interests of the Fund.

  The Trustees also voted unanimously to recommend that shareholders of the International Equity Fund vote to approval Proposal 6 (the new Sub-Advisory Agreement between NEFM and Draycott that would take effect upon the acquisition of Cursitor Holdings by Alliance). The required vote for Proposal 6 is the lesser of (1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund. The new Sub-Advisory Agreement that is the subject of Proposal 6 will not take effect unless both (1) the restructured advisory arrangements that are the subject of Proposals 4 and 5 have previously taken effect and (2) the proposed acquisition of Cursitor Holdings by Alliance occurs. If conditions (1) and (2) set forth in the preceding sentence have been fulfilled but shareholders do not approve Proposal 6, the Trustees will consider such further actions as may be in the best interests of the Fund.


V.  AUTHORIZATION TO ISSUE MULTIPLE CLASSES OF SHARES (NEW ENGLAND GROWTH FUND
    ONLY)

  New England Growth Fund (the "Growth Fund") is a series of shares of New England Funds Trust I ("Trust I"). The Agreement and Declaration of Trust of Trust I (the "Declaration of Trust") currently provides for the issuance of one class of shares of the Growth Fund, with each share representing an equal proportionate interest in the Fund. All of the other Funds in Trust I, and all of the other stock and bond Funds in the New England Fund group, have conferred on the Trustees the authority to issue one or more additional classes of shares of each Fund, having such preferences or special or relative rights and privileges as the Trustees may determine. The Trustees have exercised this authority, in the case of the other Funds, to permit those Funds to issue several classes of shares each.

  Classes of shares of the other Funds include Class A shares, which are sold subject to a front-end sales load and bear lower Rule 12b-1 fees than Classes B and C; Class B shares, which are sold subject to a variable rate contingent deferred sales load (" CDSC") that declines over time for a period of several years after purchase, bear Rule 12b-1 servicing and distribution fees at a higher rate than Class A shares, and convert automatically into Class A shares at some time after the expiration of the term of the CDSC; Class C shares, which are subject to no sales charges but bear Rule 12b-1 and servicing and distribution fees at a higher rate than Class A shares; and Class Y shares, which are sold to institutional and other large investors subject to no sales charges or Rule 12b-1 fees, and would bear lower levels of certain other expenses than shares sold under the other arrangements. Although each stock and bond Fund other than the Growth Fund currently offers at least three classes of shares, some of those Funds do not offer all four of the classes described in this paragraph. The existing shares of the Growth Fund have the characteristics of Class A shares described above.

  The creation of one or more separate classes of shares for this purpose would permit the Trustees to allocate costs associated with the distribution of such shares and the provision of certain services to those investors who elect each particular method of purchasing shares. Investors who have purchased shares and paid a sales charge under the Fund's current distribution arrangements would not bear any portion of such costs.

  Any additional classes of shares would participate in all other respects on an equal proportionate basis with all other classes of shares, including as to investment income, realized and unrealized gains and losses on portfolio investments and all other operating expenses of the Fund. All classes of shares will vote together as a single class at meetings of shareholders except that shares of a class which is affected by any matter materially differently from shares of other classes will vote as a separate class and that holders of shares of a class not affected by a matter will not vote on that matter.

  The determination whether to issue additional classes of shares of the Growth Fund would be made by the Trustees, in consultation with the Distributor, in light of then existing business conditions, and certain classes of shares may be offered by other Funds would not necessarily be offered by the Growth Fund. However, the Trustees recommend that they be authorized to amend the Declaration of Trust at this time in order to permit the Growth Fund to take advantage of such opportunities as may exist in the future to develop alternative sales arrangements.

  The proposed amendments would permit the creation of additional classes of shares for other purposes as well, without the need for shareholder approval, although the Trustees do not currently contemplate creating additional classes of shares for purposes other than as described above.

  Required Vote. Approval of this proposal will require the affirmative vote of a majority of the outstanding shares of the Growth Fund.


VI. PROPOSED CHANGES IN INVESTMENT RESTRICTIONS (NEW ENGLAND BOND INCOME, HIGH INCOME, MASSACHUSETTS TAX FREE INCOME AND TAX FREE INCOME FUNDS)

  This section of this Proxy Statement relates to certain proposed changes in the investment policies or restrictions of four of the Funds.

  A. Proposal 8: Changes to Permit the New England Bond Income, High Income and Massachusetts Tax Free Income Funds to Engage in Options and Futures Transactions, and to Permit the Bond Income Fund to Engage in Transactions in Currency Forward Contracts.

  New England Bond Income, High Income and Massachusetts Tax Free Income Fund each currently operates under investment restrictions that prohibit it from engaging in transactions in options, futures contracts or currency forward contracts. These restrictions are "fundamental" policies of each of the three Funds, which means that they cannot be changed without a vote of the shareholders of the relevant Fund. Back Bay Advisors, the investment adviser of each of these Funds, has recommended to the Trustees that these Funds' investment restrictions be modified to permit all three Funds to engage in transactions in options and futures, and to permit New England Bond Income Fund to engage in transactions in currency forward contracts. The Trustees have determined to accept Back Bay Advisors' recommendation, and are recommending that shareholders of each of the three Funds vote to approve the proposed changes.

Proposed Changes

  The chart below sets forth (1) each Fund's current fundamental investment restrictions that limit its ability to engage in options, futures and currency forward transactions and (2) the fundamental investment restrictions that are proposed to be adopted in place of those current restrictions:

--------------------------------------------------------------------------------
                            Current Restrictions      Proposed Restrictions
Fund                         The Fund will not:        The Fund will not:
--------------------------------------------------------------------------------
New England Bond Income      "Buy or sell oil, gas     "Buy or sell oil, gas or
 Fund                        or other mineral          other mineral leases,
                             leases, rights or         rights or royalty
                             royalty contracts,        contracts, or real
                             commodities or            estate (except that the
                             commodity contracts or    Bond Income Fund may buy
                             real estate (except       and sell marketable
                             that the Bond Income      securities of companies,
                             Fund may buy and sell     including real estate
                             marketable securities     investment trusts, which
                             of companies, including   may represent indirect
                             real estate investment    interests in real
                             trusts, which may         estate, and may buy and
                             represent indirect        sell futures contracts
                             interests in real         on securities or on
                             estate)."                 securities indexes and
                                                       may write, purchase or
                                                       sell put or call options
                                                       on such futures
                                                       contracts or indexes)."
                            ----------------------------------------------------
                             "Write or purchase        "Write, purchase or sell
                             puts, calls or            options or warrants,
                             combinations of both      except that the Fund may
                             except that the Bond      (a) acquire warrants or
                             Income Fund may           rights to subscribe to
                             purchase warrants or      securities of companies
                             other rights to           issuing such warrants or
                             subscribe to securities   rights, provided that
                             of companies issuing      such warrants or other
                             such warrants or          rights to subscribe are
                             rights, provided that     attached to, or part of
                             such warrants or other    a unit offering
                             rights to subscribe are   involving, other
                             attached to, or part of   securities, (b) write,
                             a unit offering           purchase or sell put or
                             involving, other          call options on
                             securities."              securities, securities
                                                       indexes or futures
                                                       contracts and (c) enter
                                                       into currency forward
                                                       contracts."
--------------------------------------------------------------------------------
New England High Income      "Purchase or sell         "Purchase or sell
 Fund                        commodities and           commodities or commodity
                             commodity contracts."     contracts, or write or
                                                       purchase options, except
                            -------------------------  that the Fund may (a)
                                                       buy or sell futures
                             "Write or purchase put,   contracts on securities
                             call, straddle, or        or on securities indexes
                             spread options."          and (b) write, purchase
                                                       or sell put or call
                                                       options on securities,
                                                       securities indexes or
                                                       futures contracts of the
                                                       type referred to in
                                                       clause (a) of this
                                                       restriction."
--------------------------------------------------------------------------------
New England Massachusetts    "Purchase or sell         "Purchase or sell
Tax Free Income Fund         commodities or            commodities or commodity
                             commodity contracts."     contracts, or write or
                                                       purchase options, except
                                                       that the Fund may (a)
                                                       buy or sell futures
                                                       contracts on securities
                                                       or on securities indexes
                                                       and (b) write, purchase
                                                       or sell put or call
                                                       options on securities,
                                                       securities indexes or
                                                       futures contracts of the
                                                       type referred to in
                                                       clause (a) of this
                                                       restriction."
--------------------------------------------------------------------------------

  Options and Futures. Since the inception of the Funds over ten years ago, it has become common for mutual funds and other institutional investors to make use of various investment strategies that involve options and futures. The Funds' adviser, Back Bay Advisors, has made use of options and futures in managing other accounts (including other New England Funds) for more than ten years as well. Back Bay Advisors believes that options and futures can be useful in managing portfolios like those of New England Bond Income, High Income and Massachusetts Tax Free Income Fund. Options and futures strategies do, however, involve certain risks, as summarized below.

  Options can generally be classified as either "call" options or "put" options. A call option gives the purchaser the right to buy a security or other asset (such as a futures contract) from, and a put option the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset, if the option is exercised and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If the buyer is unable to close out an unexpired option, the buyer must continue to hold the underlying security or other asset until the option expires.

  A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although most futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the initial sale of the futures contract by a Fund exceeds (or is less than) the price of the offsetting purchase, the Fund will realize a gain (or loss).

  The value of options purchased by a Fund and futures contracts held by a Fund may fluctuate up or down based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in the Fund's portfolio. All transactions in options or futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. Each Fund will be required, however, to set aside with its custodian bank liquid, high grade assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

  The use of futures and options may result in taxable income or capital gains and involves certain special risks. The successful use of futures and options will usually depend on Back Bay Advisors' ability to forecast interest rate or other financial market movements correctly. The Funds' ability to hedge against adverse changes in the value of securities held in their portfolios through futures and options transactions also depends on the degree of correlation between the changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and options also depends on the availability of a liquid secondary market to enable the Funds to close their positions on a timely basis. There can be no assurance that such a market will exist at any particular time. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit a Fund's ability to engage in futures and options transactions.

  Currency Forward Contracts. A currency forward contract is a contract with a major international bank that obligates the bank and the other party to the contract to exchange specified amounts of different currencies at a specified future date. For example, the bank may agree to deliver a specified number of French francs, in exchange for a specified number of U.S. dollars, on a certain date. It is proposed that New England Bond Income Fund's investment restrictions be amended to permit it to engage in these transactions.

  From time to time, a portion of the Bond Income Fund's assets may be invested in securities that are denominated in foreign currencies or that are traded in markets where purchase or sale transactions settle in a foreign currency. Back Bay Advisors has indicated that the ability to engage in currency forward contracts would both (1) facilitate the Fund's transactions in these securities and (2) permit the Fund to hedge against possible adverse changes in the relative values of the currencies in which the Fund's portfolio holdings (or intended future holdings) are denominated.

  Currency forward contracts involve transactions costs and the risk that the banks with which the Fund enters into such contracts will fail financially. Back Bay Advisors will, however, monitor the creditworthiness of these banks on an ongoing basis. Successful use of currency forward contracts for hedging purposes also depends on the accuracy of Back Bay Advisors' forecasts as to future changes in the relative values of currencies. The accuracy of such forecasts cannot be assured.

  Although the proposed change would permit the Fund to use currency forward contracts, it will not be obligated to do so. Thus, the Fund will not necessarily be fully (or even partially) hedged against the risk of adverse currency price movements at any given time.

  Required Vote. As to each of the three Funds, the vote required to approve the proposed changes in investment restrictions is the lesser of (1) 67% of the shares of that Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting or (2) more than 50% of the outstanding shares of the Fund.

  B. Proposal 9 - Change in Fundamental Investment Policies of New England
                  Massachusetts Tax Free Income Fund.

  New England Massachusetts Tax Free Income Fund currently operates under fundamental investment policies that provide that (1) at least 90% of the Fund's income distributions will be exempt from federal income tax and Massachusetts personal income taxes, except during times of adverse market conditions when the Fund is investing for temporary defensive purposes and (2) that distributions from interest income on "private activity bonds" (the income from which is an item of tax preference for purposes of the federal alternative minimum tax for individuals), together with distributions of interest income from investments other than Massachusetts Tax Exempt Bonds, will not normally exceed 10% of the total amount of the Fund's income distributions. For this purpose, "Massachusetts Tax Exempt Bonds" is defined to mean debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, the interest from which is, in the opinion of bond counsel, exempt from both federal income tax and Massachusetts personal income taxes (other than the possible incidence of any alternative minimum taxes).

  At the recommendation of the Fund's adviser, Back Bay Advisors, the Trustees are proposing that these policies be replaced by a new fundamental policy.
Under the new policy, the Fund would "normally invest at least 80% of the value of its net assets in debt obligations the interest from which is, in the opinion of bond counsel at the time of issuance, exempt from regular federal income tax and Massachusetts personal income taxes and is not subject to the federal alternative minimum tax for individuals."

  The proposed change would conform the Fund's policy regarding investment in potentially taxable instruments to the policy of many other Massachusetts tax exempt bond funds. Back Bay Advisors believes that the proposed change would enhance the Fund's ability to achieve a higher yield. The change would also, however, potentially increase the amount of taxable income distributions from the Fund to its shareholders, and thus potentially increase the amount of federal or state taxes (including alternative minimum taxes) payable by the Fund's shareholders.

  The vote required to approve the proposed change is the lesser of (1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund.


  C.  Proposal 10 - Elimination of Fundamental Investment Policy of New England
                    Tax Exempt Income Fund.

  New England Tax Exempt Income Fund currently operates under an investment policy (the "80% Policy") that requires that, under normal conditions, the Fund invest at least 80% of its net assets in tax exempt bonds. Tax exempt bonds are debt obligations issued by states and other political subdivisions of the United States, local governments, and agencies, authorities and other instrumentalities of the foregoing (collectively, "Municipal Issuers"), the interest from which obligations is not subject to federal income tax. For purposes of the 80% Policy, if the interest on a debt obligation of a Municipal Issuer is subject to regular federal income tax, or to the federal alternative minimum tax ("AMT"), the security is not considered to be tax exempt. The 80% Policy is a "fundamental" policy of the Fund, and cannot be eliminated or changed without a vote of the Fund's shareholders.

  Prior to the Tax Reform Act of 1986, securities of Municipal Issuers were generally tax exempt. The Tax Reform Act modified the tax status of certain municipal obligations to create, in effect, three categories of municipal obligations: "public purpose" obligations that generate interest that is exempt from both regular federal income tax and AMT; qualified "private activity" obligations (typically, industrial revenue bonds) that generate income that is tax exempt under regular income tax rules but must be included in computing AMT tax; and obligations that generate income that is fully taxable under both regular and AMT rules ("taxable municipals").

  The Fund's investment adviser, Back Bay Advisors, has recommended to the Trustees that the Fund change its investment policies so as to permit the Fund to invest any portion of its assets in securities of Municipal Issuers the interest on which is subject to AMT. Back Bay Advisors believes that this change would enhance the Fund's ability to achieve a higher yield. The change would also, however, potentially increase the amount of income distributions from the Fund to its shareholders that are subject to AMT. Such an increase would potentially increase the amount of federal taxes payable by those shareholders of the Fund who are liable to pay AMT (and similar state taxes). Shareholders should consult their own tax advisers to determine whether they are liable to pay AMT.

  The Trustees have determined to accept Back Bay Advisors' recommendation. Accordingly, the Trustees are recommending that shareholders vote in favor of Proposal 10. Proposal 10 would eliminate the 80% Policy. If shareholders approve Proposal 10, the Trustees currently intend to adopt, in place of the 80% Policy, a new, non-fundamental policy under which the Fund would normally invest at least 80% of its total assets in debt securities of Municipal Issuers, the interest from which is exempt from regular federal income tax but may be subject to AMT. This new policy could be changed by the Trustees in the future, without a shareholder vote. In conjunction with these changes of policy, the name of the Fund would be changed to "New England Municipal Income Fund."

  Approval of Proposal 10 requires the vote of the lesser of (1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund.


VII. ADDITIONAL INFORMATION ABOUT THE EXISTING ARRANGEMENTS, THE FUNDS' ADVISERS AND SUB-ADVISERS AND BROKERAGE PRACTICES

  This section of this Proxy Statement presents certain additional information about the Funds' current investment advisory and sub-advisory agreements, the proposed New Advisory Agreements and Sub-Advisory Agreements for the Affected Funds, the Funds' advisers and sub-advisers and certain brokerage practices. Shareholders should review this information in connection with their consideration of the proposals described in Parts II, III and IV of this Proxy Statement.


Brief Description of the Existing Advisory Arrangements for all Funds, the Proposed New Advisory Agreements for the Affected Funds and the Proposed Sub-Advisory Agreements for the Affected Funds

  The following is a summary of each Fund's Existing Advisory Arrangements and of the proposed new Advisory Agreement and Sub-Advisory Agreement(s) for each Affected Fund. In this summary, (1) the term "Existing Advisory Agreement" refers to the current investment advisory agreement of each Fund except New England Growth Opportunities Fund, New England Strategic Income Fund and New England Star Advisers Fund; (2) the terms "New Advisory Agreement" and "Sub-Advisory Agreement" refer to both (A) the forms of those agreements that are currently in effect for New England Growth Opportunities Fund, New England Strategic Income Fund and New England Star Advisers Fund (except that, in the case of New England Star Advisers Fund, the advisory agreement currently in effect is between the Fund and NEIC rather than NEFM) and (B) the forms of those agreements that are proposed to be adopted for each Affected Fund in connection with the proposed restructuring of advisory arrangements explained in Parts III and IV of this Proxy Statement.

The New Advisory Agreements and the Existing Advisory Agreements

  Services and Fees.  The New Advisory Agreement relating to each Affected
Fund provides that NEFM will, subject to its rights to delegate such responsibilities to sub-Advisers, provide to such Fund both (1) Portfolio Management Services (defined to mean managing the investment and reinvestment of the assets of the Fund, subject to the supervision and control of the Trustees) and (2) Administrative Services (defined to mean furnishing or paying the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Trusts and certain other administrative and general management services). Under the New Advisory Agreements, NEFM will receive from the relevant Fund compensation at the annual percentage rates of the corresponding levels of such Fund's net asset value set forth in the table below. These are the same fee rates that these Funds are obligated to pay their current Advisers under the Existing Advisory Arrangements, except in the cases of the New England Adjustable Rate U.S. Government Fund, New England Cash Management Trust - Money Market Series, New England Cash Management Trust - U.S. Government Series, New England High Income Fund, New England Intermediate Term Tax Free Fund of California, New England Intermediate Term Tax Free Fund of New York, New England Limited Term U.S. Government Fund, New England Massachusetts Tax Free Income Fund and New England Tax Exempt Money Market Trust Funds.

  The Existing Advisory Agreements in substance require each Fund's current adviser to provide the same services as NEFM will be required to provide under the proposed New Advisory Agreements. (The Existing Advisory Agreements do not, however, contain provisions authorizing the current adviser to delegate responsibilities for Portfolio Management Services to third parties.) The table below also sets forth the net assets of each Affected Fund as of September 30, 1995, and the amount of fees paid by each Affected Fund to its current adviser during its most recent fiscal year.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                         Fees Paid
                                                                                                            to
                                                                                                    Current Adviser (in
                                                               Net Assets                                Thousands)
                              Annual          Average             (in                                    for Fund's
                               Fee        Net Asset Value      millions)            Current             Most Recent
Fund                          Rates            Levels          at 9/30/95           Adviser             Fiscal Year
-----------------------------------------------------------------------------------------------------------------------
New England Adjustable Rate   0.32%      under $200 million    $      402      Back Bay Advisors
U.S. Government Fund          0.30%       next $300 million
                              0.28%       over $500 million
-----------------------------------------------------------------------------------------------------------------------
New England Balanced Fund     0.215%     under $200 million    $      278      Loomis Sayles
                              0.35%       next $300 million
                              0.35%       over $500 million
-----------------------------------------------------------------------------------------------------------------------
New England Bond Income       0.295%     under $100 million    $      215      Back Bay Advisors
 Fund                         0.22%       over $100 million
-----------------------------------------------------------------------------------------------------------------------
New England Capital Growth    0.15%      under $25 million     $      122      Loomis Sayles
 Fund                         0.20%       next $75 million
                              0.25%      next $100 million
                              0.35%      next $300 million
                              0.35%      over $500 million
-----------------------------------------------------------------------------------------------------------------------
New England Cash              0.255%     under $500 million    $      650      Back Bay Advisors
 Management Trust - Money     0.24%      next $500 million
 Market Series                0.21%      next $500 million
                              0.18%      next $500 million
                              0.15%       over $2 billion
-----------------------------------------------------------------------------------------------------------------------
New England Cash              0.265%     under $500 million    $       57      Back Bay Advisors
 Management Trust - U.S.      0.25%       next $500 million
 Government Series            0.22%       next $500 million
                              0.185%      next $500 million
                              0.155%      over $2 billion
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                         Fees Paid
                                                                                                            to
                                                                                                    Current Adviser (in
                                                               Net Assets                                Thousands)
                              Annual        Average               (in                                    for Fund's
                               Fee       Net Asset Value       millions)            Current             Most Recent
Fund                          Rates          Levels            at 9/30/95           Adviser             Fiscal Year
-----------------------------------------------------------------------------------------------------------------------
New England Government        0.41%      under $200 million    $      152      Back Bay Advisors
Securities Fund               0.395%      next $300 million
                              0.38%       over $500 million
-----------------------------------------------------------------------------------------------------------------------
New England High Income       0.47%             all            $       48      Back Bay Advisors
Fund
-----------------------------------------------------------------------------------------------------------------------
New England Intermediate      0.345%     under $200 million    $       38      Back Bay Advisors
Term Tax Free Fund of         0.32%       next $300 million
California                    0.295%      over $500 million
-----------------------------------------------------------------------------------------------------------------------
New England Intermediate      0.345%     under $200 million    $       18      Back Bay Advisors
Term Tax Free Fund of         0.32%       next $300 million
New York                      0.295%      over $500 million
-----------------------------------------------------------------------------------------------------------------------
New England International     0.54%      under $200 million    $      268      Draycott
Equity Fund                   0.49%       next $300 million
                              0.44%       over $500 million
-----------------------------------------------------------------------------------------------------------------------
New England Limited Term      0.41%      under $200 million    $      389      Back Bay Advisors
U.S. Government Fund          0.395%      next $300 million
                              0.38%       over $500 million
-----------------------------------------------------------------------------------------------------------------------
New England Massachusetts     0.34%      under $100 million    $      122      Back Bay Advisors
Tax Free Income Fund          0.28%       over $100 million
-----------------------------------------------------------------------------------------------------------------------
New England Tax Exempt        0.315%     under $100 million    $      203      Back Bay Advisors
Income Fund                   0.235%      over $100 million
-----------------------------------------------------------------------------------------------------------------------
New England Tax Exempt        0.25%      under $100 million    $       65      Back Bay Advisors
Money Market Fund             0.185%      over $100 million
-----------------------------------------------------------------------------------------------------------------------
New England Value Fund        0.215%     under $200 million    $      264      Loomis Sayles
                              35%         next $300 million
                              35%         over $500 million
-----------------------------------------------------------------------------------------------------------------------

a Fees do not reflect fee waivers and expense assumptions by ____________ of (dollars in thousands) $__ for the ___________ Fund , $__ for the ________ Fund and $________ for the__________ Fund. New England Star Advisers Fund commenced investment operations on May 1, 1994. New England Strategic Income Fund commenced investment operations on May 1, 1995.

b This fee rate is higher than that paid by most mutual funds, but is the same rate as the Fund pays under its Existing Advisory Agreement and is comparable to the rates paid by some other mutual funds with similar investment objectives and policies.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                        Fees Paid to
                                                                                                       Current Adviser
                                                               Net Assets                              (in Thousands)
                              Annual        Average               (in                                    for Fund's
                               Fee       Net Asset Value       millions)            Current             Most Recent
Fund                          Rates          Levels            at 9/30/95           Adviser             Fiscal Year
-----------------------------------------------------------------------------------------------------------------------
New England Growth            0.70%      under $200 million    $      143      NEFM
Opportunities Fund            0.65%       next $300 million
                              0.60%       over $500 million
                            ---------------------------------                ------------------------------------------
                              0.50%      under $25 million                     Westpeak
                              0.40%       next $75 million
                              0.35%      next $100 million
                              0.30%      over $200 million
-----------------------------------------------------------------------------------------------------------------------
New England Star Advisers     0.55%      under $50 million     $      440      Loomis Sayles,
Fund                          0.50%       over $50 million                     Janus, Founders, Berger
                            ---------------------------------                ------------------------------------------
                              1.05%             all                            NEIC
-----------------------------------------------------------------------------------------------------------------------
New England Strategic        35          under $200 million    $       68      Loomis Sayles
Income Fund                  30           over $200 million
-----------------------------------------------------------------------------------------------------------------------

a Fees do not reflect fee waivers and expense assumptions by ____________ of (dollars in thousands) $__ for the ___________ Fund , $__ for the ________ Fund and $________ for the__________ Fund. New England Star Advisers Fund commenced investment operations on May 1, 1994. New England Strategic Income Fund commenced investment operations on May 1, 1995.

b This fee rate is higher than that paid by most mutual funds, but is the same rate as the Fund pays under its Existing Advisory Agreement and is comparable to the rates paid by some other mutual funds with similar investment objectives and policies.
--------------------------------------------------------------------------------

  In addition to fees paid to their advisers, the Funds pay certain additional amounts to companies affiliated with their advisers or sub-advisers, for transfer agency services, shareholder servicing or distribution services ("12b-1 fees"), certain legal and accounting services, administrative services fees, or brokerage commissions on portfolio transactions (including, in the case of brokerage commissions, the percentage of each Fund's total brokerage commission payments in such year that twas paid to such affiliated company). The following table sets forth information about these payments in each Fund's most recent fiscal year:

--------------------------------------------------------------------------------
                                                             Amount of Payment
                                                              in Fund's Most
                                                             Recent Fiscal Year
                                                                (before any
         Fund               Recipient     Service Provided   voluntary waiver)
--------------------------------------------------------------------------------
New England Adjustable     Distributor  Transfer Agency             $  180,182
 Rate U.S. Government    -------------------------------------------------------
 Fund                      Distributor  Distribution/Servicing      $1,565,458
                         -------------------------------------------------------
                           Distributor  Legal and Accounting        $        0
                         -------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                                           Amount of Payment
                                                                            in Fund's Most
                                                                           Recent Fiscal Year
                                                                              (before any
         Fund                     Recipient         Service Provided       voluntary waiver)
---------------------------------------------------------------------------------------------
                                  Distributor    Administrative Services     $        851,321
                             ----------------------------------------------------------------
                                    NESCO        Brokerage Commissions       $              0
---------------------------------------------------------------------------------------------
New England Balanced Fund         Distributor    Transfer Agency             $        422,085
                             ----------------------------------------------------------------
                                  Distributor    Distribution/Servicing      $        542,734
                             ----------------------------------------------------------------
                                  Distributor    Legal and Accounting        $         41,657
                             ----------------------------------------------------------------
                                  Distributor    Administrative Services     $              0
                             ----------------------------------------------------------------
                                    NESCO        Brokerage Commissions       $              0
---------------------------------------------------------------------------------------------
New England Bond Income           Distributor    Transfer Agency             $        332,877
Fund                         ----------------------------------------------------------------
                                  Distributor    Distribution/Servicing      $        481,140
                             ----------------------------------------------------------------
                                  Distributor    Legal and Accounting        $         42,528
                             ----------------------------------------------------------------
                                  Distributor    Administrative Services     $              0
                             ----------------------------------------------------------------
                                    NESCO        Brokerage Commissions       $              0
---------------------------------------------------------------------------------------------
New England Capital               Distributor    Transfer Agency             $        376,728
Growth Fund                  ----------------------------------------------------------------
                                  Distributor    Distribution/Servicing      $        369,388
                             ----------------------------------------------------------------
                                  Distributor    Legal and Accounting        $         38,364
                             ----------------------------------------------------------------
                                  Distributor    Administrative Services     $              0
                             ----------------------------------------------------------------
                                    NESCO        Brokerage Commissions       $              0
---------------------------------------------------------------------------------------------
New England Cash                  Distributor    Transfer Agency             $      2,681,811
Management Trust -           ----------------------------------------------------------------
Money Market Series               Distributor    Distribution/Servicing      $              0
                             ----------------------------------------------------------------
                                  Distributor    Legal and Accounting        $              0
                             ----------------------------------------------------------------
                                  Distributor    Administrative Services     $              0
                             ----------------------------------------------------------------
                                    NESCO        Brokerage Commissions       $              0
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                             Amount of Payment
                                                              in Fund's Most
                                                             Recent Fiscal Year
                                                                (before any
         Fund               Recipient     Service Provided   voluntary waiver)
--------------------------------------------------------------------------------
New England Cash
Management Trust - U.S.
Government Series          Distributor    Transfer Agency             $  144,953
                         -------------------------------------------------------
                           Distributor    Distribution/Servicing      $        0
                         -------------------------------------------------------
                           Distributor    Legal and Accounting        $        0
                         -------------------------------------------------------
                           Distributor    Administrative Services     $        0
                         -------------------------------------------------------
                             NESCO        Brokerage Commissions       $        0
--------------------------------------------------------------------------------
New England Government     Distributor    Transfer Agency             $  328,107
Securities Fund          -------------------------------------------------------
                           Distributor    Distribution/Servicing      $  433,179
                         -------------------------------------------------------
                           Distributor    Legal and Accounting        $   41,564
                         -------------------------------------------------------
                           Distributor    Administrative Services     $        0
                         -------------------------------------------------------
                             NESCO        Brokerage Commissions       $        0
--------------------------------------------------------------------------------
New England Growth Fund    Distributor    Transfer Agency             $2,394,544
                         -------------------------------------------------------
                           Distributor    Distribution/Servicing      $2,777,712
                         -------------------------------------------------------
                           Distributor    Legal and Accounting        $   38,777
                         -------------------------------------------------------
                           Distributor    Administrative Services     $        0
                         -------------------------------------------------------
                           NESCO          Brokerage Commissions       $        0
--------------------------------------------------------------------------------
New England Growth         Distributor    Transfer Agency             $  229,544
Opportunities Fund       -------------------------------------------------------
                           Distributor    Distribution/Servicing      $  411,826
                         -------------------------------------------------------
                           Distributor    Legal and Accounting        $        0
                         -------------------------------------------------------
                           Distributor    Administrative Services     $        0
                         -------------------------------------------------------
                             NESCO        Brokerage Commissions       $        0
--------------------------------------------------------------------------------
New England High Income    Distributor    Transfer Agency             $   86,246
Fund                     -------------------------------------------------------
                           Distributor    Distribution/Servicing      $  147,824
                         -------------------------------------------------------
                           Distributor    Legal and Accounting        $        0
                         -------------------------------------------------------
                           Distributor    Administrative Services     $        0
                         -------------------------------------------------------
                             NESCO        Brokerage Commissions       $        0
--------------------------------------------------------------------------------
New England Intermediate   Distributor    Transfer Agency             $   38,779
Term Tax Free Fund of    -------------------------------------------------------
California

--------------------------------------------------------------------------------
                                                             Amount of Payment
                                                              in Fund's Most
                                                             Recent Fiscal Year
                                                                (before any
         Fund               Recipient     Service Provided   voluntary waiver)
--------------------------------------------------------------------------------
                           Distributor    Distribution/Servicing      $  135,463
                         -------------------------------------------------------
                           Distributor    Legal and Accounting        $        0
                         -------------------------------------------------------
                           Distributor    Administrative Services     $   49,097
                         -------------------------------------------------------
                             NESCO        Brokerage Commissions       $        0
--------------------------------------------------------------------------------
New England Intermediate   Distributor    Transfer Agency             $   37,645
Term Tax Free Fund of    -------------------------------------------------------
New York                   Distributor    Distribution/Servicing      $   59,455
                         -------------------------------------------------------
                           Distributor    Legal and Accounting        $        0
                         -------------------------------------------------------
                           Distributor    Administrative Services     $   25,557
                         -------------------------------------------------------
                             NESCO        Brokerage Commissions       $        0
--------------------------------------------------------------------------------
New England International  Distributor    Transfer Agency             $  391,957
Equity Fund              -------------------------------------------------------
                           Distributor    Distribution/Servicing      $  603,931
                         -------------------------------------------------------
                           Distributor    Legal and Accounting        $   28,497
                         -------------------------------------------------------
                           Distributor    Administrative Services     $  178,326
                         -------------------------------------------------------
                             NESCO        Brokerage Commissions       $        0
--------------------------------------------------------------------------------
New England Limited Term   Distributor    Transfer Agency             $  579,396
U.S. Government Fund     -------------------------------------------------------
                           Distributor    Distribution/Servicing      $1,803,729
                         -------------------------------------------------------
                           Distributor    Legal and Accounting        $        0
                         -------------------------------------------------------
                           Distributor    Administrative Services     $        0
                         -------------------------------------------------------
                             NESCO        Brokerage Commissions       $        0
--------------------------------------------------------------------------------
New England Massachusetts  Distributor    Transfer Agency             $  153,865
Tax Free Income Fund     -------------------------------------------------------
                           Distributor    Distribution/Servicing      $  448,223
                         -------------------------------------------------------
                           Distributor    Legal and Accounting        $        0
                         -------------------------------------------------------
                           Distributor    Administrative Services     $        0
                         -------------------------------------------------------
                             NESCO        Brokerage Commissions       $        0
--------------------------------------------------------------------------------
New England Star Advisers  Distributor    Transfer Agency             $  146,079
 Fund                    -------------------------------------------------------
                           Distributor    Distribution/Servicing      $  336,280
                         -------------------------------------------------------

--------------------------------------------------------------------------------
                                                             Amount of Payment
                                                              in Fund's Most
                                                             Recent Fiscal Year
                                                                (before any
         Fund               Recipient     Service Provided   voluntary waiver)
--------------------------------------------------------------------------------
                           Distributor    Legal and Accounting        $   18,490
                         -------------------------------------------------------
                           Distributor    Administrative Services     $        0
                         -------------------------------------------------------
                             NESCO        Brokerage Commissions       $        0
--------------------------------------------------------------------------------
New England Strategic        None (operations commenced after December 31, 1994)
Income Fund
--------------------------------------------------------------------------------
New England Tax Exempt     Distributor    Transfer Agency             $  190,016
Income Fund              -------------------------------------------------------
                           Distributor    Distribution/Servicing      $  583,999
                         -------------------------------------------------------
                           Distributor    Legal and Accounting        $   39,573
                         -------------------------------------------------------
                           Distributor    Administrative Services     $        0
                         -------------------------------------------------------
                             NESCO        Brokerage Commissions       $        0
--------------------------------------------------------------------------------
New England Tax Exempt     Distributor    Transfer Agency             $  129,893
Money Market Fund        -------------------------------------------------------
                           Distributor    Distribution/Servicing      $        0
                         -------------------------------------------------------
                           Distributor    Legal and Accounting        $        0
                         -------------------------------------------------------
                           Distributor    Administrative Services     $        0
                         -------------------------------------------------------
                             NESCO        Brokerage Commissions       $        0
--------------------------------------------------------------------------------
New England Value Fund     Distributor    Transfer Agency             $  435,427
                         -------------------------------------------------------
                           Distributor    Distribution/Servicing      $  571,176
                         -------------------------------------------------------
                           Distributor    Legal and Accounting        $   40,074
                         -------------------------------------------------------
                           Distributor    Administrative Services     $        0
                         -------------------------------------------------------
                             NESCO        Brokerage Commissions       $        0
--------------------------------------------------------------------------------

  Under each New Advisory Agreement, if the total ordinary business expenses of a Fund or the relevant Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentages of average net assets or income) prescribed by any State in which the shares of the Trust or Trust are qualified for sale, NEFM shall pay such excess. NEFM will not be required to reduce its fee or pay such expenses to an extent or under circumstances which might result in a Fund's inability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The term "expenses" is defined in each New Advisory Agreement and excludes brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses. The Existing Advisory Agreement for each Affected Fund contains a substantially identical provision obligating the Trust's current adviser to bear expenses in excess of those permitted by relevant State law.

  The New Advisory Agreements do not require NEFM to delegate responsibility for Portfolio Management Services to any sub-adviser. The Advisers and the Funds will not enter into the proposed New Advisory Agreement for any Affected Fund unless the proposed Sub-Advisory Agreement relating to that Fund with the Fund's current investment adviser is also entered into at the same time. Each New Advisory Agreement would, however, permit NEFM to continue as the Fund's investment adviser (subject to the Fund's rights to terminate the New Advisory Agreement as described below under "Other Provisions"), even after any termination of the proposed Sub-Advisory Agreement. If at any time the Sub-Advisory Agreement relating to any Affected Fund is terminated without simultaneous termination of the Fund's new Advisory Agreement with NEFM, the Trustees of the Trusts would consider whether to appoint a new sub-adviser or adviser. (Each such appointment would also be subject to approval by vote of the relevant Fund's shareholders.)

  Other Provisions. Each New Advisory Agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the relevant trusts or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to a New Advisory Agreement must be approved by a majority of the outstanding voting securities of the relevant Fund, and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. Each New Advisory Agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, or by NEFM upon ninety days' written notice, and each terminates automatically in the event of its assignment. Each Sub-Advisory Agreement will automatically terminate if the relevant Trust or Fund shall at any time be required by the Distributor to eliminate all reference to the words "TNE" or "New England" in the name of such Trust or Fund, unless the continuance of the New Advisory Agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the trust or the Distributor. Each New Advisory Agreement provides that NEFM shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. This is the same standard of liability as is found in the Existing Advisory Agreement for each Affected Fund, except New England Capital Growth Fund and __________, for which the standard is willful misfeasance, bad faith, negligence or reckless disregard of duties and obligations.

  Expense Limitations. [describe current voluntary fee waivers and expense assumptions]


The Sub-Advisory Agreements

  Each Sub-Advisory Agreement requires the relevant sub-adviser(s) to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of NEFM and oversight by the Trustees. The sub-adviser is authorized to effect portfolio transactions for the relevant Fund in the discretion of each sub-adviser and without prior consultation with NEFM. Each sub-adviser is required to report periodically to NEFM, its agents and the Trustees of the Trusts.

  The Sub-Advisory Agreements provide that NEFM shall compensate the relevant sub-adviser(s) at the annual percentage rates of the corresponding levels of the Funds' average net assets set forth in the table below. The compensation to the sub-Advisers is payable by NEFM, and not by the Funds.

---------------------------------------------------------------------------------------------
           Fund                 Sub-Adviser     Annual Fee Rate     Average Net Asset Levels
---------------------------------------------------------------------------------------------
New England Adjustable       Back Bay Advisors           0.275%        under $200 million
Rate U.S. Government Fund                                0.255%         next $300 million
                                                         0.235%         over $500 million
---------------------------------------------------------------------------------------------
New England Balanced Fund    Loomis Sayles               0.535%        under $200 million
                                                         0.350%         next $300 million
                                                         0.300%         over $500 million
---------------------------------------------------------------------------------------------
New England Bond Income      Back Bay Advisors           0.250%        under $100 million
Fund                                                     0.1875%        over $100 million
---------------------------------------------------------------------------------------------
New England Capital Growth   Loomis Sayles               0.600%         under $25 million
Fund                                                     0.550%          next $75 million
                                                         0.500%         next $100 million
                                                         0.350%         next $300 million
                                                         0.300%         over $500 million
---------------------------------------------------------------------------------------------
New England Cash             Back Bay Advisors           0.205%         under $500 million
Management Trust - Money                                 0.180%          next $500 million
Market Series                                            0.160%          next $500 million
                                                         0.140%          next $500 million
                                                         0.120%           over $2 billion
---------------------------------------------------------------------------------------------
New England Cash             Back Bay Advisors           0.2125%        under $500 million
Management Trust - U.S.                                  0.200%          next $500 million
Government Series                                        0.175%          next $500 million
                                                         0.150%          next $500 million
                                                         0.125%           over $2 billion
---------------------------------------------------------------------------------------------
New England Government       Back Bay Advisors           0.325%         under $200 million
Securities Fund                                          0.3125%         next $300 million
                                                         0.300%          over $500 million
---------------------------------------------------------------------------------------------
New England High Income      Back Bay Advisors           0.375%                all
Fund
---------------------------------------------------------------------------------------------
New England Intermediate     Back Bay Advisors           0.2625%        under $200 million
Term Tax Free Fund of                                    0.250%          next $300 million
California                                               0.2375%         over $500 million
---------------------------------------------------------------------------------------------
New England Intermediate     Back Bay Advisors           0.2625%        under $200 million
Term Tax Free Fund of New                                0.250%          next $300 million
York                                                     0.2375%         over $500 million
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
           Fund                 Sub-Adviser     Annual Fee Rate     Average Net Asset Levels
---------------------------------------------------------------------------------------------
New England International        Draycott              0.540%      under $200 million
Equity Fund                                            0.490%       next $300 million
                                                       0.440%       over $500 million
---------------------------------------------------------------------------------------------
New England Limited Term      Back Bay Advisors        0.325%      under $200 million
U.S. Government Fund                                   0.3125%      next $300 million
                                                       0.300%       over $500 million
---------------------------------------------------------------------------------------------
New England Massachusetts     Back Bay Advisors        0.300%      under $100 million
Tax Free Income Fund                                   0.250%       over $100 million
---------------------------------------------------------------------------------------------
New England Star Advisers      Loomis Sayles,          0.550%       under $50 million*
Fund                          Janus, Founders,         0.500%        over $50 million*
                                  Berger
---------------------------------------------------------------------------------------------
New England Tax Exempt        Back Bay Advisors        0.250%      under $100 million
Income Fund                                            0.1875%      over $100 million
---------------------------------------------------------------------------------------------
New England Tax Exempt        Back Bay Advisors        0.200%      under $100 million
Money Market Trust                                     0.150%       over $100 million
---------------------------------------------------------------------------------------------
New England Value Fund         Loomis Sayles           0.535%      under $200 million
                                                       0.350%       next $300 million
                                                       0.300%       over $500 million
---------------------------------------------------------------------------------------------
* based on individual advisers' assets
---------------------------------------------------------------------------------------------

  Each Sub-Advisory Agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trusts or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of the relevant Trust, NEFM or the relevant sub-adviser, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to a Sub-Advisory Agreement must be approved by NEFM, by the relevant sub-adviser, by vote of a majority of the outstanding voting securities of the relevant Fund, and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, or by the relevant sub-adviser or (if approved by the Trustees) by NEFM upon ninety days' written notice, and each terminates automatically in the event of its assignment. Each Sub-Advisory Agreement will automatically terminate if the New Advisory Agreement relating to the relevant Fund is terminated. Each Sub-Advisory Agreement provides that the relevant sub-adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. This is the same standard of liability to which each sub-adviser is currently subject under each Fund's Existing Advisory Agreement (and as is found in the current sub-advisory agreements for New Star Advisers
Fund), except that in the case of New England Capital Growth Fund, the current standard is willful misconduct, bad faith, negligence or reckless disregard of duties or obligations.

 Certain Other Information About the Existing Advisory Arrangements

  Each Fund's Existing Advisory Agreement was last approved by shareholders of the relevant Fund on the date set forth below, when it was submitted to shareholder vote for the purpose set forth below:

-----------------------------------------------------------------------------------------
                                Date of Existing   Date of Last
                                   Advisory        Shareholder  Purpose for Submitting to
           Fund                    Agreement        Approval       Shareholder Vote
-----------------------------------------------------------------------------------------
New England Adjustable              10/17/91        6/30/93       Initial approval of
Rate U.S. Government Fund                                         agreement
-----------------------------------------------------------------------------------------
New England Balanced Fund             1/9/87        12/4/86
-----------------------------------------------------------------------------------------
New England Bond Income               1/9/87        12/4/86       Reorganization of
Fund                                                              Fund and
                                                                  reallocation of
                                                                  certain expenses
-----------------------------------------------------------------------------------------
New England Capital Growth           7/31/92        6/30/93       Initial approval of
Fund                                                              agreement
-----------------------------------------------------------------------------------------
New England Cash                     5/31/85        4/20/85
Management Trust - Money
Market Series
-----------------------------------------------------------------------------------------
New England Cash                     5/31/85        4/20/85
Management Trust - U.S.
Government Series
-----------------------------------------------------------------------------------------
New England Government                1/9/87        12/4/86       Reallocation of
Securities Fund                                                   certain expenses
-----------------------------------------------------------------------------------------
New England Growth Fund               9/1/93        6/30/93       Change in control
                                                                  of investment
                                                                  adviser
-----------------------------------------------------------------------------------------
New England Growth                    5/1/95        4/24/95       Approval of new
Opportunities Fund                                                investment adviser
-----------------------------------------------------------------------------------------
New England High Income               1/3/89                      Reorganization of
Fund                                                              Fund
-----------------------------------------------------------------------------------------
New England Intermediate              3/1/93        2/26/93       Initial approval of
Term Tax Free Fund of                                             agreement
California
-----------------------------------------------------------------------------------------
New England Intermediate              3/1/93        2/26/93       Initial approval of
Term Tax Free Fund of New                                         agreement
York
-----------------------------------------------------------------------------------------
New England International            3/31/92        6/30/93       Initial approval of
Equity Fund                                                       agreement
-----------------------------------------------------------------------------------------
New England Limited Term              1/3/89         1/8/89       Initial approval of
U.S. Government Fund                                              agreement
-----------------------------------------------------------------------------------------
New England Massachusetts             1/3/89                      Reorganization of
Tax Free Income Fund                                              Fund
-----------------------------------------------------------------------------------------
New England Star Advisers             7/6/94         7/4/94       Initial approval of
Fund                                                              agreement
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                             Date of Existing     Date of Last
                                Advisory          Shareholder   Purpose for Submitting to
           Fund                 Agreement           Approval        Shareholder Vote
-----------------------------------------------------------------------------------------
 New England Strategic
 Income Fund                      5/1/85           4/27/95      Initial approval of
                                                                agreement
-----------------------------------------------------------------------------------------
New England Tax Exempt            1/9/87           12/4/86      Reorganization of
 Income Fund                                                    Fund and
                                                                reallocation of
                                                                certain expenses
-----------------------------------------------------------------------------------------
New England Tax Exempt            4/21/83          4/20/85      Initial approval of
 Money Market Trust                                             agreement
-----------------------------------------------------------------------------------------
New England Value Fund            1/9/87           12/4/86      Increase in
                                                                advisory fee
-----------------------------------------------------------------------------------------

[add information about last board action with respect to each contract]

Information About NEFM

  NEFM is a limited partnership. Its sole general partner, NEF Corporation, is a wholly-owned subsidiary of NEIC Holdings, Inc. ("NEIC Holdings"), which is a wholly-owned subsidiary of NEIC. NEF Corporation is also the sole general partner of the Distributor. NEIC owns the entire limited partnership interest in each of NEF and NEFM. The sole general partner of NEIC is New England Investment Companies, Inc. ("NEIC Inc."), which is a wholly-owned subsidiary of The New England. Following the Merger, NEIC Inc. will be a wholly owned subsidiary of Metropolitan Life. The principal executive officer of the Distributor of NEF and NEFM is Henry L.P. Schmelzer, who is President and Trustee of the Trust and whose principal occupation is his positions with NEF and NEFM. The address of the Distributor, NEFM, NEF Corporation, NEIC Holdings, NEIC, NEIC, Inc. and Mr. Schmelzer is 399 Boylston Street, Boston, Massachusetts 02116. The address of The New England is 501 Boylston Street, Boston, Massachusetts 02116. The address of Metropolitan Life is One Madison Avenue, New York, New York 10010.

  NEFM currently acts as investment adviser to two of the Funds. In each case, it has delegated responsibility for portfolio management to a sub-adviser. The following table identifies these Funds, their net assets at September 30, 1995, the annual rate of advisory fees payable to NEFM, the sub-adviser and the annual rate of sub-advisory fees payable by NEFM to the relevant sub-adviser. All fee rates are stated as percentages of the corresponding average net asset levels of the relevant Fund.

-----------------------------------------------------------------------------------------
                                  Net
                                Assets                            Annual
                               of Other      Annual   Average    Fee Rate
             Other Fund With   Fund (in     Fee Rate    Net     Payable to   Average
           Similar Objective   millions)    Payable    Asset       Sub-     Net Asset
Fund(s)      (Sub-Adviser)     at 9/30/95   to NEFM   Levels     Adviser     Levels
-----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
               New England
                 Growth
              Opportunities
              Fund (Westpeak)
-------------------------------------------------------------------------------
               New England
             Strategic Income
                  Fund
              (Loomis Sayles)
--------------------------------------------------------------------------------

[disclose any fee waiver for the other funds included in the table]

Information About Back Bay Advisors

  Back Bay Advisors is a limited partnership. Its sole general partner, Back Bay Advisors, Inc., is a wholly-owned subsidiary of NEIC Holding, Inc., which is a wholly-owned subsidiary of NEIC. NEIC also owns the entire limited partnership interest in Back Bay Advisors. The principal executive officer of Back Bay Advisors is Charles T. Wallis, who is a Senior Vice President of the Trusts and whose principal occupation is his position with Back Bay Advisors. The sole general partner of NEIC is New England Investment Companies, Inc. ("NEIC Inc."), which is a wholly-owned subsidiary of The New England. The address of Back Bay Advisors, Back Bay Advisors, Inc., NEIC, NEIC Holdings, Inc., NEIC Inc. and Mr. Wallis is 399 Boylston Street, Boston, Massachusetts 02116.

  Back Bay Advisors acts as investment adviser to the following other mutual funds that have a similar objective to the New England Funds listed below, for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those funds at September 30, 1995.

----------------------------------------------------------------------
                           Net Assets of
                            Other Fund
         Other Fund With   (in millions)    Annual        Average
Fund    Similar Objective    at 9/30/95    Fee Rate   Net Asset Levels
----------------------------------------------------------------------
----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

[disclose any fee waiver for the other funds included in the table]


     Information About CGM

       Partnership Agreement. CGM has served as investment adviser to the Growth Fund since March 1, 1990. The address of CGM is One International Place, Boston, Massachusetts 02110. Prior to March 1, 1990, the Growth Fund was advised by Loomis, Sayles & Company, Incorporated, whose Capital Growth Management Division was reorganized into CGM on that date. CGM is a Massachusetts limited partnership organized on December 7, 1989. Its operations are governed by a Second Amended and Restated Limited Partnership Agreement, dated as of June 23, 1993 (the "Second Partnership Agreement").

       CGM currently has one general partner, Kenbob, Inc. ("Kenbob"). Kenbob is a corporation controlled equally by G. Kenneth Heebner and Robert L. Kemp. Messrs. Heebner and Kemp are employees of CGM and officers of New England Funds Trust I. Messrs. Heebner and Kemp are the Directors of Kenbob and also serve as its Chairman and President, respectively. As of September 30, 1995, NEIC owned a _____% limited partnership interest in CGM. The Second Partnership Agreement provides for the sale of part of NEIC's interest in CGM to Kenbob in annual increments.

       Certain Other Mutual Funds Advised by CGM. CGM acts as investment adviser to the following other mutual funds that have similar investment objectives to New England Growth Fund, for compensation at the annual fee rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at September 30, 1995.

----------------------------------------------------------------------
                            Net Assets of
                             Other Fund
         Other Fund With    (in millions)   Annual        Average
Fund    Similar Objective    at 9/30/95    Fee Rate   Net Asset Levels
----------------------------------------------------------------------
----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------
                           Net Assets of
                            Other Fund
         Other Fund With   (in millions)    Annual        Average
Fund    Similar Objective    at 9/30/95    Fee Rate   Net Asset Levels
----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

     Information About Loomis Sayles

       Loomis Sayles is a limited partnership. Its sole general partner, Loomis, Sayles & Company, Incorporated ("LSCI"), is a wholly-owned subsidiary of NEIC Holdings, Inc., which is a wholly-owned subsidiary of NEIC. NEIC also owns the entire limited partnership interest in Loomis Sayles. The principal executive officer of Loomis Sayles is Robert Blanding, who is a Senior Vice President of the Trusts and whose principal occupation is his position with Loomis Sayles. The address of Loomis Sayles and LSCI is One Financial Center, Boston, Massachusetts 02111. Mr. Blanding's address is 595 Fifth Street West, Sonoma, California 95476.

        Loomis Sayles acts as investment adviser or sub-adviser to the following other mutual funds that have similar investment objectives to the New England Funds listed below, for compensation at the annual fee rates of the corresponding average net assets levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at September 30, 1995.


----------------------------------------------------------------------
                           Net Assets of
                            Other Fund
         Other Fund With   (in millions)    Annual        Average
Fund    Similar Objective    at 9/30/95    Fee Rate   Net Asset Levels
----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

     Information About Westpeak

       Westpeak is a limited partnership. Its sole general partner, Westpeak Investment Advisors, Inc. ("Westpeak Inc."), is a wholly-owned subsidiary of NEIC Holdings, Inc., which is a wholly-owned subsidiary of NEIC. NEIC also owns the entire limited partnership interest in Westpeak. The principal executive officer of Westpeak is Gerald H. Scriver, who is a Senior Vice President of the Trusts and whose principal occupation is his position with Westpeak. The address of Westpeak, Westpeak Inc. and Mr. Scriver is 1050 Walnut Street, Boulder, Colorado 80302.

       Westpeak acts as investment adviser or sub-adviser to the following other mutual funds that have similar investment objectives to the New England Funds listed below, for compensation at the annual fee rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at September 30, 1995.

----------------------------------------------------------------------
                           Net Assets of
                            Other Fund
         Other Fund With   (in millions)    Annual        Average
Fund    Similar Objective    at 9/30/95    Fee Rate   Net Asset Levels

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

[disclose any fee waivers for the other funds included in the table]


  Information About Berger

    Berger's address is 210 University Boulevard, Suite 900, Denver, Colorado 80206. Kansas City Southern Industries, Inc. ("KCSI") owns ____% of the stock of Berger.

    The names, addresses and principal occupations of Berger's principal executive officer and directors are as follows:

--------------------------------------------------------------------
                                               Position with Berger;
Name                   Address                 Principal Occupation
--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

  Berger acts as investment adviser or sub-adviser to the following other mutual funds that have similar investment objectives to New England Star Advisers Fund, for compensation at the annual fee rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at September 30, 1995.

----------------------------------------------------------------------------------
                                 Net Assets of
                                  Other Fund
              Other Fund With    (in millions)      Annual         Average
 Fund        Similar Objective     at 9/30/95      Fee Rate    Net Asset Levels
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

  [disclose any fee waivers for the other funds included in the table]

  Information About Founders

     Founders' address is 2930 East Third Avenue, Denver, Colorado 80206. Bjorn K. Borgen owns all of the stock of Founders.

     The names, addresses and principal occupations of Founders' principal executive officer and directors are as follows:

-------------------------------------------------------------------
                                            Position with Founders;
Name                  Address               Principal Occupation
-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

  Founders acts as investment adviser or sub-adviser to the following other mutual funds that have similar investment objectives to New England Star Advisers Fund, for compensation at the annual fee rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at September 30, 1995.

------------------------------------------------------------------------------
                                Net Assets of
                                 Other Fund
             Other Fund With    (in millions)     Annual          Average
 Fund       Similar Objective     at 9/30/95     Fee Rate     Net Asset Levels
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

  Information About Janus Capital

     Janus Capital's address is 100 Fillmore Street, Suite 300, Denver, Colorado 80206. KCSI owns approximately 83% of the stock of Janus Capital.

     The names, addresses and principal occupations of Janus Capital's principal executive officer and directors are as follows:

-----------------------------------------------------------
                               Position with Janus Capital;
Name              Address          Principal Occupation
-----------------------------------------------------------

-----------------------------------------------------------

-----------------------------------------------------------

-----------------------------------------------------------

-----------------------------------------------------------

-----------------------------------------------------------

-----------------------------------------------------------

  Janus Capital acts as investment adviser or sub-adviser to the following other mutual funds that have similar investment objectives to New England Star Advisers Fund, for compensation at the annual fee rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at September 30, 1995.

----------------------------------------------------------------------
                           Net Assets of
                            Other Fund
         Other Fund With   (in millions)    Annual        Average
 Fund   Similar Objective    at 9/30/95    Fee Rate   Net Asset Levels
----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

  [disclose any fee waivers for the other funds included in the table]


  Information About Draycott

  Draycott's address is 8 City Road, London, England EC2Y 1HE. The names and principal occupations of Draycott's principal executive officer and directors are as follows:

--------------------------------------------------------------------
                                        Position with Janus Capital;
Name                  Address              Principal Occupation
--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

  Draycott acts as sub-adviser to the following other mutual funds that have similar investment objectives to New England International Equity Fund, for compensation at the annual fee rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other Funds at September 30, 1995.

-------------------------------------------------------------------------------
                                  Net Assets of
                                   Other Fund
               Other Fund With    (in millions)     Annual         Average
 Fund         Similar Objective     at 9/30/95     Fee Rate    Net Asset Levels
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

  [disclose any fee waivers for the other funds included in the table]


  Certain Brokerage Matters

     In determining to recommend Proposals 1-6, the Trustees considered the following policies of the Funds' advisers and sub-advisers with respect to certain matters relating to the execution of portfolio transactions for the
Funds:

     All Funds (except segments of the Star Advisers Fund advised by Berger and Janus Capital). In placing orders for the purchase and sale of portfolio securities for each Fund, Back Bay Advisors, CGM, Draycott, Founders, Westpeak and Loomis Sayles always seek the best price and execution. Some of each Fund's portfolio transactions are placed with brokers and dealers who provide Back Bay Advisors, CGM, Draycott, Founders, Westpeak or Loomis Sayles with supplementary investment and statistical information or furnish market quotations to that Fund, the other Funds or other accounts advised by Back Bay Advisors, CGM, Draycott, Founders, Westpeak or Loomis Sayles. The business would not be so placed in the Funds would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of Back Bay Advisors, CGM, Draycott, Founders, Westpeak or Loomis Sayles. The services may also be used by Back Bay Advisors, CGM, Draycott, Founders, Westpeak or Loomis Sayles in connection with their other advisory accounts and in some cases may not be used with respect to the Funds.

  In placing orders for the purchase and sale of equity securities, each Fund's adviser (or sub-advisor) selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling and order and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Each Fund's adviser (or sub-adviser) will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. No Fund will pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

  Star Advisers Fund (segment advised by Berger). Berger places portfolio transactions for its segment of the Star Advisers Fund only with brokers and delivers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. However, Berger may place such transactions with a broker with whom it has negotiated a commission that is in excess of the commission then being charged by another broker where such commission is the result of Berger having reasonably taken into account the quality and reliability of the brokerage services, including, without limitation, the availability and value of research services or execution services. Berger places portfolio brokerage business of its segment of the Star Advisers Fund with brokers who provide useful research services to Berger. Such research services typically consist of studies made by investment analysts or economists relating either to the past record of and future outlook for companies and the industries in which they operate, or to national and worldwide economic conditions, monetary conditions and trends in investors' sentiment, and the relationship of these factors to the securities market. In addition, such analysts may be available for regular consultation so that Berger may be apprised of current developments in the above-mentioned factors. The research services received from brokers are often helpful to Berger in performing its investment advisory responsibilities to its segment of the Star Advisers Fund, but they are not essential, and the availability of such services from brokers does not reduce the responsibility of Berger advisory personnel to analyze and evaluate the securities in which its segment of the Star Advisers Fund invests. The research services obtained as a result of the Fund's brokerage business also will be useful to Berger in making investment decisions for its other advisory accounts and, conversely, information obtained by reason of placement of brokerage business of such other accounts may be used by Berger in rendering investment advice to its segment of the Star Advisers Fund. Although such research services may be deemed to be of value to Berger, they are not expected to decrease the expenses that Berger would otherwise incur in performing investment advisory services for its segment of the Star Advisers Fund nor will the advisory fees that are received by Berger from NEIC for providing services to the Fund be reduced as a result of the availability of such research services from brokers.

  Star Advisers Fund (segment advised by Janus Capital). Decisions as to the assignment of portfolio business for the segment of the Star Advisers Fund's portfolio advised by Janus Capital and negotiation of its commission rates are made by Janus Capital, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable securities price) of all portfolio transactions. In placing portfolio transactions for its segment of the Star Advisers Fund's portfolio, Janus Capital may agree to pay brokerage commissions for effecting a securities transaction, in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934.

  In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the securities being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality ; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or
dealer; and research products or services provided.   In recognition of the
value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of he brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writing, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchases or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts.

  Janus Capital may use research products and services in servicing other accounts in addition to the Star Advisers Fund. If Janus capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

  Janus Capital may also consider sales of shares of mutual funds advised by Janus Capital by a broker-dealer aor the recommendation of a broker-dealer to its customers that they purchase shares of such funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Star Advisers Fund. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

  General. Subject to procedures adopted by the Trustees, brokerage transactions for each Fund (except New England Tax Exempt Money Market Trust and the two Series of New England Cash Management Trust) may be executed by brokers that are affiliated with the Distributor or the Fund's adviser or sub-adviser(s). Any such transactions will comply with Rule 17e-1 under the 1940 Act, which requires that the commissions paid on such transactions not exceed "usual and customary" brokerage commissions. The rule defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review those procedures periodically. Amounts paid by any Fund to affiliated brokers during that Fund's most recent fiscal year (and the percentage of the Fund's total brokerage commissions during such year that were paid to such broker) are presented in the second table in this Part VII of this Proxy Statement.

  Under the 1940 Act, persons affiliated with each Fund are prohibited from dealing with such Fund as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of a Fund may not serve as the Fund's dealer in connection with such transactions.

  It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.


Information About Certain Trustees and Officers of the Trust

  The following table lists persons who are officers or Trustees of the Trusts and are also officers, directors, employees or shareholders of the Fund Advisers or sub-Advisers listed below. In the second column of the table, "I" and "II" represent, respectively, New England Funds Trusts I and II; "CMT" represents New England Cash Management Trust; "TEMMT" represents New England Cash Management Trust and "All" indicates that a person is an officer or Trustee of all four of the Trusts.

--------------------------------------------------------------------------------
                                Trust(s) With Which
                               Position of Officer or         Adviser or
Name                             Trustee Is Held              Sub-Adviser
--------------------------------------------------------------------------------
Peter S. Voss                          All
--------------------------------------------------------------------------------
Henry L.P. Schmelzer                   All
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

VIII.  OTHER INFORMATION

Shares and Shareholders as of the Record Date

The number of shares of beneficial interest of each Fund issued and outstanding as of the Record Date are as follows:

--------------------------------------------------------------------------------
                                                                   Shares
                                                               Outstanding on
Fund                                                             Record Date
--------------------------------------------------------------------------------
New England Adjustable Rate U.S. Government Fund.............
--------------------------------------------------------------------------------
New England Balanced Fund....................................
--------------------------------------------------------------------------------
New England Bond Income Fund.................................
--------------------------------------------------------------------------------
New England Capital Growth Fund..............................
--------------------------------------------------------------------------------
New England Cash Management Trust - Money Market Series......
--------------------------------------------------------------------------------
New England Cash Management Trust - U.S. Government Series...
--------------------------------------------------------------------------------
New England Government Securities Fund.......................
--------------------------------------------------------------------------------
New England Growth Fund......................................
--------------------------------------------------------------------------------
New England Growth Opportunities Fund........................
--------------------------------------------------------------------------------
New England High Income Fund.................................
--------------------------------------------------------------------------------
New England Intermediate Term Tax Free Fund of California....
--------------------------------------------------------------------------------
New England Intermediate Term Tax Free Fund of New York......
--------------------------------------------------------------------------------
New England International Equity Fund........................
--------------------------------------------------------------------------------
New England Limited Term U.S. Government Fund................
--------------------------------------------------------------------------------
New England Massachusetts Tax Free Income Fund...............
--------------------------------------------------------------------------------
New England Star Advisers Fund...............................
--------------------------------------------------------------------------------
New England Strategic Income Fund............................
--------------------------------------------------------------------------------
New England Tax Exempt Income Fund...........................
--------------------------------------------------------------------------------
New England Tax Exempt Money Market Trust....................
--------------------------------------------------------------------------------
New England Value Fund.......................................
--------------------------------------------------------------------------------

  As of the Record Date, the following persons owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) the following numbers of shares of the following Funds, representing the indicated percentage of the outstanding shares of the relevant Fund:

------------------------------------------------------------------------------
                                                  Number of
Shareholder                 Fund                    Shares              %
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

Quorum; Adjournment; Matters to Come Before the Meeting

  Forty percent of the shares of each Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect each proposal relating to such Fund. Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Trusts as tellers for the Meeting. As to each proposal to be voted on by shareholders of a Fund, shares of that Fund as to which the proxies are instructed to abstain from voting will have the effect of a negative vote on the proposal.

  In the event that a quorum is not present for purposes of acting on any Proposal, or sufficient votes in favor of any Proposals 1 through 10 with respect to any relevant Fund are not received by December 29, 1995, the persons named as proxies may vote on those matters for which a quorum is present and as to which sufficient votes have been received and may propose one or adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposals 1 through 10. They will vote against any such adjournment those proxies required to be voted against any of Proposals 1 through 10 and will not vote any proxies that direct them to abstain from voting on such Proposals.

  Although the Meeting is called to transact any other business that may properly come before it, the only business management intends to present or knows that others will present is Proposals 1 through 10 mentioned in the Notice of Special Meeting. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.


Shareholder Proposals at Future Meetings

  Shareholder proposals to be presented at any future meeting of shareholders of any Trust must be received by that Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

                                                                        APPENDIX


[NOTE: The following table will be furnished for each of the 10 Funds for which an increase in expenses is proposed.]

------------------------------------------------------------------------------------------------------------------------------
                                               Shareholder Transaction Expenses
------------------------------------------------------------------------------------------------------------------------------
                                                             Class A     Class B     Class C     Class Y
------------------------------------------------------------------------------------------------------------------------------
Maximum Initial Sales Charge imposed on a purchase              %          None
(as a percentage of offering price)/1 2/
------------------------------------------------------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charges
(as a percentage of original purchase price or redemption       /3/        4.00%
proceeds, as applicable)
------------------------------------------------------------------------------------------------------------------------------
/1/  Reduced Class A sales charges apply in some cases.
/2/  Does not apply to reinvested distributions.
/3/  A 1.00% contingent deferred sales charge applies with respect to any portion of certain purchases greater than $1,000,000 redeemed from Class A within approximately one year after purchase.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                  Annual Fund Operating Expenses
                          (as a percentage of average net assets during the year ended December 31, 1994)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Pro Forma
                                                                                           (assuming the proposed new
                                                                                          advisory arrangements had been
                                             Actual                                           in effect since 1/1/94)
                          ----------------------------------------------------------------------------------------------------
Expense Type               Class         Class         Class        Class         Class        Class        Class        Class
                             A             B             C            Y             A            B            C            Y
------------------------------------------------------------------------------------------------------------------------------
Advisory Fees.............
------------------------------------------------------------------------------------------------------------------------------
12b-1 Fees................
------------------------------------------------------------------------------------------------------------------------------
Other Expenses............
------------------------------------------------------------------------------------------------------------------------------
Total Fund Operating
Expenses..................
------------------------------------------------------------------------------------------------------------------------------

  Example. 1,000 investment in each Class of the Fund would incur the following dollar amount of transaction costs and operating expenses, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and the expense levels used in calculating this example should not be regarded as predictions of future investment return or Fund expenses, both of which will vary:

                                                                        APPENDIX

                            ----------------------------------------------------------------------------------------------
                                                                                  Based on Pro Forma Expenses
                                                                                  for the Year Ended 12/31/94
                                                                                   (assuming the proposed new
                                Based on Actual Expenses Incurred During         advisory arrangements had been
                                        the Year Ended 12/31/94                     in effect since 1/1/94)
-------------------------------------------------------------------------------------------------------------------------
                                Class    Class    Class    Class    Class    Class     Class     Class     Class    Class
                                  A        B       B/1/      C        Y        A         B        B/1/       C        Y
-------------------------------------------------------------------------------------------------------------------------
1 year
-------------------------------------------------------------------------------------------------------------------------
3 years
-------------------------------------------------------------------------------------------------------------------------
5 years
-------------------------------------------------------------------------------------------------------------------------
10 years/2/
-------------------------------------------------------------------------------------------------------------------------
/1/  Assumes no redemption.
/2/  Class B shares automatically convert to Class A eight years after purchase; therefore, Class B amounts are calculated using Class A expenses in years 9 and 10.
-----------------------------------------------------------------------------------------------------------------

                                                                   FORM OF PROXY

[NEW ENGLAND ________ FUND]*            PROXY SOLICITED BY THE BOARD OF TRUSTEES
[A SERIES OF NEW ENGLAND ______TRUST]

        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -- December 29, 1995

The undersigned hereby appoints Henry L.P. Schmelzer, Robert P. Connolly and Sheila M. Barry, and each of them, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the [New England _____ Fund] (the "Fund"), a series of [New England ____ Trust], on December 29, 1995 at [2:00] p.m. Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

                       NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                       Signature(s)
                                   ---------------------------------------------


                       ---------------------------------------------------------

                       Date
                            ----------------------------------------------------


-----------------
* A separate definitive proxy card will be prepared for each of the twenty Funds and will set forth only those items that relate to the specified Fund.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8, 9 and 10.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR the proposals below.


With respect to each Fund:

1.  Proposal to approve new                [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    investment advisory arrangements
    with respect to the Fund to be
    effective upon the merger of New
    England Mutual Life Insurance
    Company into Metropolitan Life
    Insurance Company, such arrangements
    to be identical to the investment
    advisory arrangements in effect for
    the Fund immediately prior to such
    merger.  See page __ of the enclosed
    Proxy Statement.

With respect to each Fund except New
England Growth Fund, New England
Growth Opportunities Fund, New
England International Equity Fund
and New England Strategic Income
Fund:

2.  Proposal to approve the new            [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    Advisory Agreement relating to the
    Fund between the Fund and New
    England Funds Management, L.P.
    ("NEFM").  See page __ of the
    enclosed Proxy Statement.

3.  Proposal to approve a related          [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    Sub-Advisory Agreement relating to
    the Fund between NEFM and the Fund's
    current investment adviser (in the
    case of New England Star Advisers
    Fund, separate Sub-Advisory
    Agreements between NEFM and the
    Fund's four current sub-advisers).
    See page __ of the enclosed Proxy
    Statement.

With respect to New England International Equity Fund:

4.  Proposal to approve a new              [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    Advisory Agreement with respect to
    the Fund between the Fund and NEFM.
    See page __ of the enclosed Proxy
    Statement.

5.  Proposal to approve a related          [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    Sub-Advisory Agreement relating to
    the Fund between NEFM and Draycott
    Partners, Ltd. ("Draycott"), the
    Fund's current investment adviser,
    to be effective upon the sale of
    Draycott to Cursitor Holdings Ltd.
    U.K.  See page __ of the enclosed
    Proxy Statement.

6.  Proposal to approve a new              [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    Sub-Advisory Agreement relating to
    the Fund between NEFM and Draycott
    to be effective upon the acquisition
    of Cursitor Holdings Ltd. U.K. by
    Alliance Capital Management L.P.
    See page __ of the enclosed Proxy
    Statement.

With respect to New England Growth Fund:

7.  Proposal to approve authorization      [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    to issue multiple classes of shares
    of the Fund.  See page __ of the
    enclosed Proxy Statement.

With respect to New England Bond Income,
New England High Income and New England
Massachusetts Tax Free Income Funds:

8.  Proposal to approve changes in         [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    the Fund's fundamental investment
    restrictions, in order to permit the
    Fund to engage in transactions in
    option and futures contracts (and,
    in the case of New England Bond
    Income Fund only, currency forward
    contracts).  See page __ of the
    enclosed Proxy Statement.

With respect to New England Massachusetts
Tax Free Income Fund:

9.  Proposal to approve a change in        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    the Fund's fundamental investment
    policies, in order to permit the
    Fund, under normal market
    conditions, to invest up to 20% of
    its net assets in securities that
    produce revenue that is subject to
    the regular federal income tax, the
    Massachusetts personal income tax or
    the federal alternative minimum tax.
    See page __ of the enclosed Proxy
    Statement.

With respect to New England Tax Exempt Income Fund:

10. Proposal to eliminate the              [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    Fund's fundamental investment
    policy that requires that it
    normally invest at least 80% of
    its net assets in tax exempt bonds
    the income from which is not
    subject to the federal alternative
    minimum tax.  See page __ of the
    enclosed Proxy Statement.

    PLEASE SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                      -3-